     As filed with the Securities and Exchange Commission on October 3, 2001


                                                              File No. 333-64981
                                                              File No. 811-09025

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [   ]

                           Pre-Effective Amendment No.            [   ]
                                                       -----

                           Post-Effective Amendment No.   2       [   ]
                                                        -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [   ]


                           Amendment No.   4                      [ X ]
                                         -----


                               NEW COVENANT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                             200 East Twelfth Street
                          Jeffersonville, Indiana 47130
                          -----------------------------
                    (Address of Principal Executive Offices)


                                 (877) 835-4531
                                 --------------
                         (Registrant's Telephone Number)


                          F. Kenneth Bateman, President
                               New Covenant Funds
                        200 East Twelfth Street, Suite C
                          Jeffersonville, Indiana 47130
                          -----------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:
                           Patrick W. D. Turley, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401


It is proposed that this filing will become effective:

              [ X ] immediately upon filing pursuant to Paragraph (b)
              [   ] on (date) pursuant to Paragraph (b);
              [   ] 60 days after filing pursuant to Paragraph (a)(i);
              [   ] on (date) pursuant to Paragraph (a)(i);
              [   ] 75 days after filing pursuant to Paragraph (a)(ii); or
              [   ] on (date) pursuant to Paragraph (a)(ii) of Rule 485

                                   PROSPECTUS

[PILLARS BACKGROUND]

NEW COVENANT FUNDS

[NEW COVENANT FUNDS LOGO]

          OCTOBER 3, 2001

          New Covenant Growth Fund

          New Covenant Income Fund

          New Covenant Balanced Growth Fund

          New Covenant Balanced Income Fund



200 EAST TWELFTH STREET, SUITE C, JEFFERSONVILLE, IN 47130



The securities described in this prospectus have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete nor have they passed on its adequacy. Any representation to the contrary is a criminal offense.

                                    CONTENTS

THE FUNDS ...................................................                    3
Concise fund-by-fund descriptions are provided on the
following pages. Each description provides the specific Fund objectives, strategies, risks, suitability and performance.
Before investing, make sure that the Fund's objectives match your own.

A DESCRIPTION OF EACH FUND
New Covenant Growth Fund .....................................                   4
New Covenant Income Fund .....................................                   5
New Covenant Balanced Growth Fund ............................                   6
New Covenant Balanced Income Fund ............................                   7

PRINCIPAL RISKS AND INVESTOR SUITABILITY .....................                   8

PAST PERFORMANCE .............................................                  12
Bar Chart and Performance Tables .............................                  13

FEES AND EXPENSES OF THE FUNDS
Shareholder Fees .............................................                   7
Annual Fund Operating Expenses ...............................                   7
Example ......................................................                   8

RISK MANAGEMENT ..............................................                   9
OTHER POLICIES AND RISKS .....................................                  20

MANAGEMENT OF THE FUNDS
The Adviser ..................................................                  22
The Sub-Advisers .............................................                  23

YOUR INVESTMENT
Buying Shares ................................................                  27
Selling Shares ...............................................                  31
Exchange or Transfer of Shares ...............................                  32
Shareholder Services .........................................                  33

DISTRIBUTIONS AND TAXES ......................................                  34
FINANCIAL HIGHLIGHTS .........................................                  35
ADDITIONAL INFORMATION .......................................  Outside Back Cover

                                                   THE FUNDS


New Covenant Funds (the "Trust") has been organized with participation from the Presbyterian Church (U.S.A.) Foundation (the "Foundation") to facilitate responsible financial management of the investment and endowment assets of the Presbyterian Church (U.S.A.) and of charitable organizations which are part of or associated with the Presbyterian Church (U.S.A.). The Foundation is a charitable, religious organization that supports the mission of the Presbyterian Church (U.S.A.). The Trust may also serve the investment needs of certain other charitable or religious organizations, including organizations that are part of a religious denomination with which the Presbyterian Church (U.S.A.) has a relationship. The investment needs of other ecumenical and charitable organizations may also be met. Shares of the Trust's four separate investment portfolios (the "Funds") may also be purchased by investors other than religious or charitable organizations.

In addition to its objectives and strategies, each of the Funds has the common objective of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). These principles include, among others, certain limitations on investments in military contractors, distillers of alcoholic beverages, tobacco companies, gambling companies, manufacturers of gambling equipment and manufacturers of firearms. The Funds may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established social-witness principles of the Presbyterian Church (U.S.A.). Beyond these principles, each Fund pursues different investment objectives and strategies. You should carefully consider these objectives and strategies before deciding to invest.

NEW COVENANT GROWTH FUND


INVESTMENT OBJECTIVE - The GROWTH FUND'S investment objective is long-term capital appreciation. Dividend income, if any, will be incidental.

PRINCIPAL STRATEGIES - Under normal market conditions, at least 80% of the Fund's assets are invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

The Fund makes investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). Therefore, the Fund may choose not to purchase, sell, or retain investments otherwise consistent with its investment objective.

The Fund invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The Fund generally invests in larger companies, although it may purchase companies of any size, including small-size companies. Up to 40% of the Fund's assets may be invested in securities of foreign issuers in any country, and in developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Fund may also use options and futures contracts.


The NCF Investment Department of New Covenant Trust Company, N.A. (the "Adviser") seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple sub-advisers. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the sub-advisers.


In selecting stocks, both domestic and foreign, the portfolio managers search for stocks that are the best values based on fundamental and technical company research, cash-flow analyses and general company and economic conditions. This means that the portfolio managers believe that the stocks are reasonably priced and have above-average appreciation potential. The portfolio managers generally seek to manage risk by diversifying investments across companies, industries, countries and investment strategies.

On occasion, up to 20% of the Fund's assets may be invested in bonds which are rated within the four highest grades assigned by independent rating agencies, or in unrated equivalents (investment grade), or in commercial paper within the two highest rating categories of independent rating agencies.

The remainder of the Fund's assets may be invested in cash or cash equivalents.

                                                        NEW COVENANT INCOME FUND


INVESTMENT OBJECTIVE - The INCOME FUND'S investment objective is a high level of current income with preservation of capital.

PRINCIPAL STRATEGIES - Under normal market conditions, at least 80% of the Fund's assets are invested in a diversified portfolio of bonds and other debt obligations of varying maturities.

The Fund makes investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). Therefore, the Fund may choose not to purchase, sell or retain investments otherwise consistent with its investment objective.

The Fund invests in corporate and government bonds issued or guaranteed by the U.S. Government or one of its agencies and, to a lesser extent, by foreign governments. The Fund also invests in mortgage-backed and asset-backed securities. The corporate bonds in which the Fund invests have been issued by domestic and international companies that operate in a wide variety of industries.

At least 65% of the Fund's assets will be invested in bonds which are rated within the four highest grades assigned by independent rating agencies, and attempt to maintain an overall quality rating of AA or higher. The Fund may invest in unrated equivalents which may be considered to be investment grade. The Fund may invest up to 20% of its assets in bonds that are rated below investment grade.

Up to 20% of the Fund's assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 40% of its assets in the fixed-income securities of foreign issuers in any country and in developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

The Fund's average dollar-weighted maturity is expected to be approximately 9 years. The Fund may invest in securities of any maturity, but expects its average maturity to range from 4 years to 12 years and an average duration between 3 and 6 years. A bond's duration indicates the time it will take an investor to recoup his investment. Duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present-value basis to determine the "effective life" of a fixed-income security. Duration is sensitive to interest rates. For example, if interest rates rise 1%, a bond with a duration of 3 years will go down 3%. Maturity takes into account only the final principal payment to determine the risk of a particular bond.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

      - the use of interest-rate and yield-curve analyses. (Yield-curve analyses examines the level of interest rates at different bond maturities, and the shape of the curve as determined by Federal Reserve policy, inflation concerns and supply/demand conditions);

      - the use of credit analyses which indicate a security's rating and potential for appreciation;

      - use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies;

The remainder of the Fund's assets may be invested in cash or cash equivalents.

NEW COVENANT BALANCED GROWTH FUND


INVESTMENT OBJECTIVE - The BALANCED GROWTH FUND'S investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

PRINCIPAL STRATEGIES - To pursue its objective, the Fund invests primarily in shares of the GROWTH FUND and the INCOME FUND, with a majority of its assets generally invested in shares of the GROWTH FUND.

Between 45% and 75% of the Fund's assets (with a "neutral" position of approximately 60%) are invested in shares of the GROWTH FUND, with the balance of its assets invested in shares of the INCOME FUND.

The Fund will periodically rebalance its investments in the GROWTH FUND and the INCOME FUND, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both Funds is taken into account. The allocation of investments made in the GROWTH FUND and INCOME FUND varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed-income securities.

The Fund makes investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). Therefore, the Fund may choose not to purchase, sell or retain investments otherwise consistent with its investment objective.

The remainder of the Fund's assets may be invested in cash or cash equivalents.

                                               NEW COVENANT BALANCED INCOME FUND


INVESTMENT OBJECTIVE - The BALANCED INCOME FUND'S investment objective is to produce current income and long-term growth of capital.

PRINCIPAL STRATEGIES - To pursue its objective, the Fund invests primarily in shares of the GROWTH FUND and the INCOME FUND, with a majority of its assets generally invested in shares of the INCOME FUND.

Between 50% and 80% of the Fund's assets (with a "neutral" position of approximately 65%) are invested in shares of the INCOME FUND, with the balance of its assets invested in shares of the GROWTH FUND.

The Fund will periodically rebalance its investments in the GROWTH FUND and the INCOME FUND, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both Funds is taken into account. The allocation of investments made in the GROWTH FUND and INCOME FUND varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed-income securities.

The Fund makes investment decisions consistent with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). Therefore, the Fund may choose not to purchase, sell or retain investments otherwise consistent with its investment objective.

The remainder of the Fund's assets may be invested in cash or cash equivalents.

PRINCIPAL RISKS AND INVESTOR SUITABILITY

GROWTH FUND

PRINCIPAL RISKS - The following are principal risks associated with the GROWTH FUND. A more complete description of these risks follows this section.

      -     Stock Market Risk
      -     Small Company Risk
      -     Foreign Securities Risk
      -     Emerging Markets Risk
      -     Interest Rate Risk
      -     Credit Risk
      -     Call Risk
      -     Options and Futures Risks

INVESTOR SUITABILITY - The GROWTH FUND may be appropriate for investors who:

      -     prefer a fund that uses an appreciation-oriented strategy
      -     can accept the risks of investing in a portfolio of common stocks
      - can tolerate performance which can vary substantially from year to year
      -     have a long-term investment horizon

The GROWTH FUND probably will not be suitable for you if you have a short-term investment horizon, are investing emergency reserve money, are seeking ordinary dividend and interest income, or find it difficult to deal with an investment that may go up and down in value.



INCOME FUND

PRINCIPAL RISKS - The following are principal risks associated with the INCOME FUND. A more complete description of these risks follows this section.

      -     Interest Rate Risk
      -     Credit Risk
      -     Prepayment Risk
      -     Call Risk
      -     Foreign Securities Risk
      -     Options and Futures Risks

INVESTOR SUITABILITY - The INCOME FUND may be appropriate for investors who:

      - Prefer a bond fund that invests in both corporate and U.S. Government securities
      - Desire income to complement a portfolio of more aggressive investments
      -     Can tolerate performance which may vary from year to year
      -     Prefer a relatively conservative investment for income

The INCOME FUND probably will not be suitable for you if you have a short-term investment horizon, are investing emergency reserve money, or are seeking high growth or maximum investment return.

                                        PRINCIPAL RISKS AND INVESTOR SUITABILITY


BALANCED GROWTH FUND

PRINCIPAL RISKS - The following are principal risks associated with the BALANCED GROWTH FUND. A more complete description of these risks follows this section.

      -     Stock Market Risk
      -     Small Company Risk
      -     Foreign Securities Risk
      -     Emerging Markets Risk
      -     Interest Rate Risk
      -     Credit Risk
      -     Prepayment Risk
      -     Call Risk
      -     Options and Futures Risks
      -     Rebalancing Risk

INVESTOR SUITABILITY - The BALANCED GROWTH FUND may be appropriate for you if you:

      - prefer a balanced investment program which allocates assets between growth and income portfolios, with an emphasis on growth
      - can tolerate the level of risk represented by the common stock portion of the portfolio allocation
      -     can tolerate performance which will vary from year to year
      -     have a longer-term investment horizon

The BALANCED GROWTH FUND probably will not be suitable for you if you have a short-term investment horizon, are investing emergency reserve money, desire only income or prefer to avoid an investment that may go up and down in value.



BALANCED INCOME FUND

PRINCIPAL RISKS - The following are principal risks associated with the BALANCED INCOME FUND. A more complete description of these risks follows this section.

   - Interest Rate Risk
   - Credit Risk
   - Call Risk
   - Prepayment Risk
   - Foreign Securities Risk
   - Options and Futures Risks
   - Stock Market Risk
   - Small Company Risk
   - Rebalancing Risk

INVESTOR SUITABILITY - The BALANCED INCOME FUND may be appropriate for you if you:

      - prefer a balanced investment program which allocates assets between growth and income portfolios, with an emphasis on income
      - prefer that half or more of the portfolio be fixed-income-producing securities
      -     can tolerate performance which will vary from year to year
      -     have a longer-term investment horizon

The BALANCED INCOME FUND probably will not be suitable for you if you have a short-term investment horizon, are investing emergency reserve money, require only growth or prefer to avoid an investment that may go up and down in value.

DESCRIPTION OF RISKS



All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. The Funds cannot be certain that they will achieve their investment objectives. An investment in any of the Funds is not a deposit with the New Covenant Trust Company, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest, please make sure that you have read and understand the risk factors that apply to the specific Fund in which you are investing.


For all Funds, there is the risk that the Fund will underperform other similar mutual funds that do not consider social-witness principles in their investing.

The following are the risks associated with an investment in the Funds.

STOCK MARKET RISK - Stock market risk is the risk that the prices of securities held by a Fund will fall due to various conditions or circumstances that may be unpredictable. Stock prices generally fall or stagnate when interest rates rise. Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole.

SMALL COMPANY RISK - Small companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. The prices of small-company stocks tend to rise and fall in value more than other stocks.

FOREIGN SECURITIES RISK - The performance of a Fund's investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. These risks are present because of uncertainty in future exchange rates back into U.S. dollars, and possible political instability which could affect foreign financial markets and local economies. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

EMERGING MARKETS RISK - Emerging-markets securities bear all foreign securities risks discussed above. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

INTEREST RATE RISK - Interest-rate risk is the risk that prices for fixed-income securities will fall as a result of upward changes in interest rates. The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

                                                            DESCRIPTION OF RISKS


CREDIT RISK - Credit risk is the risk that an issuer of a fixed-income security may default on a security by failing to pay interest or principal when due.

CALL RISK - Call risk exists when an issuer may exercise its rights to pay principal on a bond earlier than scheduled. This typically results when interest rates have declined, and the Fund will suffer from having to reinvest in lower-yielding bonds.

PREPAYMENT RISK - Prepayment risk applies when a Fund invests in mortgage-backed securities. Prepayment risk relates to mortgages being prepaid at a rate different than projected. The Fund may then be forced to invest the proceeds from prepaid mortgage-backed securities at lower prevailing rates when interest rates are falling, or prevented from investing at higher rates if prepayments are slow when interest rates are rising.

OPTIONS AND FUTURES RISKS - The Funds may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by the Funds or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes. The risks associated with options and futures include possible default by the other party to the transaction, illiquidity and the risk that the use of options and futures could result in losses greater than if they had not been used.

PUT AND CALL OPTION RISKS - The value of call options tends to increase or decrease in the same direction as the price change of the securities underlying them, and the value of put options tends to increase or decrease in the opposite direction as the price change of the securities underlying them. However, because these options can be purchased for a fraction of the cost of the underlying securities, their price changes can be very large in relation to the amount invested in them. This means that options are volatile investments. As a result, options are riskier investments than the securities underlying them.

REBALANCING RISK - The Balanced Growth Fund and the Balanced Income Fund are subject to rebalancing risk. Rebalancing activities, while undertaken to maintain the Fund's investment risk-to-reward ratio, may cause the Fund to underperform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed-income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the BALANCED GROWTH FUND and the BALANCED INCOME FUND depends on the performance of the underlying funds in which it invests.

PAST PERFORMANCE

PERFORMANCE OF THE FUNDS


PAST PERFORMANCE - Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in a Fund. Performance demonstrates how a Fund's returns have varied over time. Set forth below is certain past performance information for the Funds which includes the past performance for four privately-managed investment pools that were previously managed by the Presbyterian Church (U.S.A.) Foundation (the predecessor investment entity to the Fund's Adviser) through June 30, 1999, each of whose assets were transferred to their corresponding Fund on July 1, 1999 upon the establishment of the Funds. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds and were managed subject to the same "manager of managers" investment style that is utilized by the Funds. These private pools were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, the limitations of which might have adversely affected performance results. The prior performance depicted for the private pools has been restated to reflect the imposition of the total expenses of the Funds for their initial fiscal year rather than the actual expenses of the private pools. Past performance is not indicative of future results, which may be higher or lower than the performance shown below.


BAR CHART AND PERFORMANCE TABLES

The following bar charts and performance tables provide some indication of the risks of investing in a Fund by showing changes in performance. Annual returns are shown for each of the past ten calendar years and average annual returns are compared with those of a broad measure of market performance. Both tables assume reinvestment of dividends and distributions.

                                                                PAST PERFORMANCE


                                   GROWTH FUND
                      Annual Total Returns - Calendar Year


                                  [BAR CHART]



                                          ANNUAL
                                           TOTAL
YEAR                                      RETURNS
-------------------------------------------------------------
1991                                       23.55%
1992                                        3.11%
1993                                       13.52%
1994                                        0.73%
1995                                       27.72%
1996                                       19.55%
1997                                       19.08%
1998                                       11.28%
1999*                                      18.54%
2000                                       -7.65%



* The 1999 performance number reflects the performance of the Growth Pool from January 1, 1999 through June 30, 1999 and the performance of the Growth Fund from July 1, 1999 through December 31, 1999.

During the ten-year period ending December 31, 2000:

Best Quarter:          4th Quarter, 1998             17.71%
Worst Quarter:         3rd Quarter, 1998           - 14.98%


The year to date total return for the Growth Fund as of September 30, 2001 was -20.57%.


                      PERFORMANCE TABLE FOR THE GROWTH FUND
              Average Annual Total Returns as of December 31, 2000

                              One Year            Five Years         Ten Years
--------------------------------------------------------------------------------
Growth Fund (1)                -7.65%               +11.64%           +12.43%
--------------------------------------------------------------------------------
Wilshire 5000
Total Market Index (2)        -10.89%               +16.68%           +16.98%
--------------------------------------------------------------------------------


(1) The Growth Fund is managed in the same manner that the Growth Pool was managed.

(2) The Wilshire 5000 Total Market Index is an unmanaged index representing over 5,000 companies that are traded on various U.S. securities exchanges.

PAST PERFORMANCE


                                   INCOME FUND
                      Annual Total Returns - Calendar Year


                                  [BAR CHART]




-------------------------------------------------------------
1991                                       15.75%
1992                                        6.27%
1993                                       12.85%
1994                                       -5.83%
1995                                       17.23%
1996                                        4.10%
1997                                        9.10%
1998                                        6.63%
1999*                                      -1.22%
2000                                        9.79%


* The 1999 performance number reflects the performance of the Income Pool from January 1, 1999 through June 30, 1999 and the performance of the Income Fund from July 1, 1999 through December 31, 1999.

During the ten-year period ending December 31, 2000:

Best Quarter:          4th Quarter, 1991              5.51%
Worst Quarter:         1st Quarter, 1994             -4.48%


The year to date total return for the Income Fund as of September 30, 2001 was 7.59%.


                      PERFORMANCE TABLE FOR THE INCOME FUND
              Average Annual Total Returns as of December 31, 2000

                              One Year            Five Years         Ten Years
--------------------------------------------------------------------------------
Income Fund (1)                 +9.79%              +5.60%            +7.25%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit
Bond Index (2)                 +11.85%              +6.24%            +8.00%
--------------------------------------------------------------------------------


(1) The Income Fund is managed in the same manner that the Income Pool was managed.

(2) The Lehman Brothers Government/Credit Bond Index is an unmanaged index generally representative of the fixed-income market.

                                                                past performance
--------------------------------------------------------------------------------


                              BALANCED GROWTH FUND
                      Annual Total Returns - Calendar Year

                                  [BAR GRAPH]



1991           20.26%
1992            3.62%
1993           12.02%
1994           -1.88%
1995           22.63%
1996           13.88%
1997           15.40%
1998           10.22%
1999*          10.48%
2000           -1.12%



         * The 1999 performance number reflects the performance of the Balanced Growth Pool from January 1, 1999 through June 30, 1999 and the performance of the Balanced Growth Fund from July 1, 1999 through December 31, 1999.

         During the ten-year period ending December 31, 2000:
         Best Quarter:      4th Quarter, 1998     10.48%
         Worst Quarter:     3rd Quarter, 1998     -7.84%

         The year to date total return for the Balanced Growth Fund as of September 30, 2001 was -9.02%.


                 PERFORMANCE TABLE FOR THE BALANCED GROWTH FUND
              Average Annual Total Returns as of December 31, 2000

                                              One Year                      Five Years                 Ten Years
                                              --------                      ----------                 ---------
Balanced Growth Fund (1)                       -1.12%                         +9.62%                   +10.27%

Wilshire 5000
Total Market Index                            -10.89%                        +16.68%                   +16.98%

Lehman Brothers
Government/Credit
Bond Index                                    +11.85%                         +6.24%                    +8.00%

Balanced Growth
Composite Index (2)                            -1.79%                        +12.51%                   +13.39%


(1) The Balanced Growth Fund is managed in the same manner that the Balanced Growth Pool was managed.

(2) The Balanced Growth Composite Index is a composite weighted 60% Wilshire 5000 Total Market Index and 40% Lehman Brothers Government/Credit Bond Index.

past performance
--------------------------------------------------------------------------------

                              BALANCED INCOME FUND
                      Annual Total Returns - Calendar Year



                                  [BAR GRAPH]





1991         19.72%
1992          5.17%
1993         12.77%
1994         -3.73%
1995         20.56%
1996          9.82%
1997         12.54%
1998          8.68%
1999*         5.54%
2000          2.97%



         * The 1999 performance number reflects the performance of the Balanced Income Pool from January 1, 1999 through June 30, 1999 and the performance of the Balanced Income Fund from July 1, 1999 through December 31, 1999.

         During the ten-year period ending December 31, 2000:
         Best Quarter:     2nd Quarter, 1997      7.10%
         Worst Quarter:    1st Quarter, 1994     -4.06%


         The year to date total return for the Balanced Income Fund as of September 30, 2001 was -2.34%.


                 PERFORMANCE TABLE FOR THE BALANCED INCOME FUND
              Average Annual Total Returns as of December 31, 2000

                                              One Year                      Five Years                 Ten Years
                                              --------                      ----------                 ---------
Balanced Income Fund (1)                       +2.97%                         +7.86%                    +9.17%

Lehman Brothers
Government/Credit
Bond Index                                    +11.85%                         +6.24%                    +8.00%

Wilshire 5000
Total Market Index                            -10.89%                        +16.68%                   +16.98%

Balanced Income
Composite Index (2)                            +3.89%                         +9.90%                   +11.14%

(1) The Balanced Income Fund is managed in the same manner that the Balanced Income Pool was managed.

(2) The Balanced Income Composite Index is a composite weighted 65% Lehman Brothers Government/Credit Bond Index and 35% Wilshire 5000 Total Market Index.

                                                                shareholder fees
--------------------------------------------------------------------------------

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder fees are costs that are charged to you directly. These fees are not charged on dividend reinvestments or exchanges. Annual fund operating expenses are deducted from the Funds' assets every year, so they are paid indirectly by all investors. The Funds have no sales charge
(load).



SHAREHOLDER FEES
- All Funds (fees paid directly from your investment)
 Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)..................................................................None

 Maximum Deferred Sales Load
 (as a percentage of offering price)..................................................................None

 Maximum Sales Load on reinvested dividends
 (as a percentage of offering price)..................................................................None

 Redemption Fees (1)..................................................................................None

 Exchange Fee.........................................................................................None

 Maximum Account Fee..................................................................................None

(1) To redeem shares by wire transfer, there is a fee of $9.00 for each wire redemption.


ANNUAL FUND OPERATING EXPENSES

- All Funds (expenses that are deducted from Fund assets)



                                                                         Total Annual
                            Management     Distribution      Other        Operating
Fund Name                      Fees        (12b-1) Fees     Expenses       Expenses
Growth Fund                    0.99%         None             0.08%          1.07%
Income Fund                    0.75%         None             0.07%          0.82%
Balanced Growth Fund(1)        None          None             0.09%          1.06%
Balanced Income Fund(1)        None          None             0.12%          1.03%




(1) The BALANCED FUNDS invest their assets primarily in the GROWTH FUND and the INCOME FUND. By investing primarily in shares of these Funds, shareholders of the BALANCED FUNDS indirectly pay a portion of the operating expenses, management expenses and brokerage costs of the underlying Funds shareholder fees
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as well as their own operating expenses. Thus, shareholders of the BALANCED FUNDS may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the GROWTH FUND and INCOME FUND. The fees and expenses included in this table for the two BALANCED FUNDS include both (a) their own respective fees and expenses, and (b) their respective pro-rata share of the fees and expenses of the Funds in which each BALANCED FUND invests. Total fees and expenses borne by investors in a BALANCED FUND will depend on the portion of the Fund's assets invested in the GROWTH FUND and in the INCOME FUND.


EXAMPLE

This example is designed so that you may compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

        -   you invest $10,000 for the time periods indicated;

        -   you redeem all of your shares at the end of the time periods;

        -   your investment has a hypothetical 5% return each year;

        -   all distributions are reinvested; and

        -   each Fund's operating expenses remain the same.

Because actual return and expenses will be different, the example is for comparison purposes only. Each Fund's actual performance and expenses may be higher or lower. Based on the above assumptions, your costs for each Fund would be:



Fund Name               1 Year      3 Years      5 Years     10 Years
Growth Fund              $109         $340         $590       $1,306

Income Fund              $ 84         $262         $455       $1,014

Balanced Growth Fund     $108         $337         $585       $1,294

Balanced Income Fund     $105         $328         $569       $1,259

                                                                 risk management
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RISK MANAGEMENT - The GROWTH FUND and the INCOME FUND have a number of non-fundamental policies and procedures intended to reduce the risks borne by their investors. These policies and procedures should also reduce the risks borne by investors in the BALANCED FUNDS because they invest exclusively in shares of the GROWTH FUND and the INCOME FUND.

        - Each Fund invests principally in U.S. issuers, but also may invest in geographically diverse foreign and international companies. This policy may reduce the effect on the Fund of adverse events affecting particular nations or regions. If a Fund holds a position in securities priced in non-U.S. currency, it may engage in hedging transactions to reduce currency risk.

        - When market conditions threatening a Fund's ability to achieve its investment objectives appear imminent, the Fund may take temporary defensive positions designed to reduce risk, even though these temporary positions are inconsistent with the Fund's customary strategies. The GROWTH FUND may increase its bond and cash-equivalent holdings, and the INCOME FUND may increase its cash-equivalent holdings.

        - Within each Fund, each sub-adviser pursues the Fund's objective through its own investment strategy. Since any investment strategy has its strengths and weaknesses, depending on market conditions, the use of multiple strategies should reduce the effect of changing market conditions on Fund performance.

other policies and risks
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Each Fund's investment objective is fundamental, which means that it may not be changed without a shareholder vote. All investment policies of each Fund which are not specifically identified as fundamental may be changed by the Board of Trustees without approval of Fund shareholders.

Each of the Fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the front of the Prospectus. Below are brief descriptions of other securities and practices, along with their risks, which apply to the GROWTH FUND and the INCOME FUND.

SOCIAL-WITNESS PRINCIPLES: Since the Funds have made investing in accordance with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.) one of their investment policies, they may choose not to make, or to divest, investments otherwise consistent with their individual investment objectives. This means that there is a risk that a Fund may under-perform other similar mutual funds that do not consider social-witness principles in their investing.

INVESTMENT TECHNIQUES: To a limited extent, the GROWTH FUND and the INCOME FUND may engage in securities lending arrangements, repurchase agreement transactions, and may hold certain derivative securities, principally put and call options, for hedging purposes. The Funds pursue these activities to reduce volatility, lower costs, and to seek to marginally increase their investment returns, but these activities also marginally increase a Fund's risks.

PUT AND CALL OPTIONS: A call or put may be purchased only if, after the purchase, the value of all call and put options held by a Fund will not exceed 20% of the Fund's total assets.

WHEN-ISSUED SECURITIES: A Fund may invest in securities prior to their date of issue. These securities could rise or fall in value by the time they are actually issued, which may be any time from a few days to over a year.

REPURCHASE AGREEMENTS: A Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

MORTGAGE-BACKED SECURITIES: These securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate.

ASSET-BACKED SECURITIES: These securities represent interests in pools of debt such as credit-card accounts. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

                                                        other policies and risks
--------------------------------------------------------------------------------

REITS: Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

INVESTMENT GRADE SECURITIES: There are four categories that are referred to as "investment grade." These are the four highest ratings or categories as defined by Moody's Investors Service, Inc. and Standard & Poor's Corporation. Securities in the fourth investment grade are considered to have speculative characteristics.

NON-INVESTMENT GRADE SECURITIES: The INCOME FUND may invest in securities rated below investment grade. These securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-rated securities tend to be less marketable than higher-quality securities because the market for them may not be as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to sell particular securities rated below investment grade.

ILLIQUID SECURITIES: Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (generally within seven days). The percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

DEFENSIVE INVESTING: A Fund may, from time to time, take a temporary defensive position that is inconsistent with its Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, it may not achieve its stated investment objective. A principal defensive investment position would be the purchase of cash equivalents.

INVESTMENTS IN OTHER INVESTMENT COMPANIES: The BALANCED GROWTH FUND and BALANCED INCOME FUND, by investing primarily in shares of the GROWTH FUND and the INCOME FUND, indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as their own operating expenses. Thus, shareholders of the BALANCED GROWTH FUND and BALANCED INCOME FUND may indirectly pay slightly higher total operating expenses and other costs than they would pay by owning shares of the underlying funds directly. The GROWTH FUND and INCOME FUND may invest in shares of other investment companies, subject to certain provisions of federal securities laws.

management of the funds
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THE ADVISER - The NCF Investment Department of New Covenant Trust Company, N.A. (the "Adviser"), 200 East Twelfth Street, Suite B, Jeffersonville, Indiana 47130, serves as the investment adviser to the Trust. The Adviser is a separate division of New Covenant Trust Company, N.A. responsible for the investment management of registered investment companies, such as the Trust.

The Adviser acts as a "manager of managers" for the Funds and selects and retains various sub-advisers (the "Sub-Advisers") who manage portions of the assets of the GROWTH FUND and the INCOME FUND that are allocated to them by the Adviser. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding each fund's portfolio holdings. The Adviser oversees the investment activities and performance of the Sub-Advisers and it maintains an investment committee that assists with this oversight process.

Under terms of the sub-advisory agreement between the Adviser and each Fund, the Adviser is responsible for formulating each Fund's investment programs, subject to each Fund's fundamental policies. The GROWTH FUND and the INCOME FUND pay the Adviser an annual advisory fee, payable monthly, based on each Fund's average daily net assets. The fee is equal to 0.99% of the average daily net assets in the GROWTH FUND and 0.75% of the average daily net assets in the INCOME FUND. The advisory fees paid to the Adviser by these Funds is used to pay the fees of the Sub-Advisers. The Adviser is not paid an advisory fee for the BALANCED FUNDS.

The Adviser is responsible for allocating the assets of the GROWTH FUND and the INCOME FUND among the Sub-Advisers, and for monitoring and evaluating the investment programs and performance of the Sub-Advisers. The Adviser is also responsible for periodically rebalancing the investments of the BALANCED FUNDS between the GROWTH FUND and the INCOME FUND. The Adviser also furnishes corporate offices, provides office space, services and equipment, and supervises all matters relating to the Funds' investment activities. The fees paid to the Sub-Advisers are paid directly by the Adviser and are not a further expense of the Funds.

The Securities and Exchange Commission has granted the Trust an exemptive order that permits the Adviser, subject to the approval of the Board of Trustees, to engage and terminate Sub-Advisers without shareholder approval. In the event that there is a change

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

in any of the Sub-Advisers to the Funds, shareholders will receive information about the change and about any new Sub-Advisers selected. While shareholders are not permitted to vote on the selection of new Sub-Advisers, they retain the right to vote on the continuation of the Adviser.

THE SUB-ADVISERS - Each Sub-Adviser is responsible for the selection and management of portfolio investments for its segment of a particular Fund on a day-to-day basis, in accordance with that Fund's investment objectives and policies and under the supervision of the Adviser. Allocation of assets to each Sub-Adviser is made at the discretion of the Adviser. The Sub-Advisers place purchase and sell orders for portfolio transactions in the Funds, subject to the general oversight of the Adviser.

The following organizations act as Sub-Advisers to the Funds:

SUB-ADVISERS FOR THE GROWTH FUND

CAPITAL GUARDIAN TRUST COMPANY

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071, is a state chartered bank which was founded in 1968. The parent company is Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc., an employee-owned organization. Capital Guardian's approach to international investing follows a value-oriented, research-driven process relying on extensive field research and direct company contact. This basic fundamental approach is combined with the firm's macroeconomic and political judgments on the outlook for economies, industries, currencies and markets. Capital Guardian provides investment management services to large institutional, corporate and individual clients. As of December 31, 2000, Capital Guardian had over $561 billion of assets under management.

The portion of the Fund's assets allocated to Capital Guardian is managed by a team of portfolio managers, each of which has investment responsibility for a portion of such assets.

SOUND SHORE MANAGEMENT, INC.


Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06836, was founded in 1978 and is wholly-owned by its principals and manages investment accounts for large corporate pension plans, foundations and endowment funds. Sound Shore utilizes a consistent and disciplined value-oriented investment strategy when selecting portfolio holdings and generally seeks out stocks that have favorable value to price characteristics relative to their historic valuations. Pursuant to this value oriented approach, Sound Shore generally selects securities based on its judgment of fundamental value. Factors deemed particularly relevant in determining fundamental value include corporate earnings performance and expectations, historic price and earnings relationships, balance sheet characteristics and perceived management skills. When Sound Shore determines that a portfolio holding has lost its perceived value relative to other similar investments and investment alternatives, the holding will be sold. As of December 31, 2000, Sound Shore had approximately $3.6 billion of assets under management.


Harry Burn, III, C.F.A. and T. Gibbs Kane, Jr., C.F.A., co-owners and founders of Sound Shore, serve as co-managers of that portion of the Fund's assets that are allocated to Sound Shore. Mr. Burn is Chairman and Director of
management of the funds
--------------------------------------------------------------------------------

Sound Shore. He received his B.A. and M.B.A. from the University of Virginia. Mr. Kane is President and Director of Sound Shore. He received his B.S.E. from the University of Pennsylvania Wharton School. Both Messrs. Burn and Kane have been with Sound Shore since its inception.

SENECA CAPITAL MANAGEMENT

Seneca Capital Management, 909 Montgomery Street, Suite 500, San Francisco, California 94133, is a registered investment adviser which was founded in 1989. The firm conducts intensive fundamental analysis to select companies with strong and sustainable earnings prospects. Disciplined portfolio construction limits risk and reduces volatility. Seneca provides investment management services to foundations, endowments, corporations, public funds and private clients. As of December 31, 2000, Seneca had over $13.8 billion of assets under management.

Gail P. Seneca, Ph.D., Chief Investment Officer and Managing Partner, is portfolio manager for that portion of the Fund's assets that are allocated to Seneca Capital Management. Ms. Seneca has over eighteen years of investment experience. Prior to founding Seneca Capital Management in 1989, Ms. Seneca served as Senior Vice President of the Asset Management Division of Wells Fargo Bank from 1987 to 1989, where she managed assets in excess of $10 billion. Prior to that, Ms. Seneca was Vice President and chief investment strategist for Chase Lincoln Bank from 1983 to 1987. Ms. Seneca earned a B.A., an M.A. and a Ph.D. from New York University.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is a private Massachusetts limited liability partnership which is owned by its partners. The firm is one of America's oldest and largest independent investment firms, tracing its origins to 1928. As of December 31, 2000, Wellington had over $271.3 billion of discretionary assets under management for a variety of clients consisting of mutual funds, variable annuities, corporate and public retirement plans, endowments and investment partnerships.

For its equity investment management, Wellington conducts extensive research and analysis and utilizes its own teams of research analysts located in Wellington officers in the United States and around the world. Investment decisions are generally made on a bottom-up basis upon Wellington's own proprietary research.

Mammen Chally, CFA and James A. Rullo, CFA serve as co-managers for that portion of the Fund's assets that are allocated to Wellington. Mr. Chally is a Vice President of Wellington and an equity portfolio manager with ten years of industry experience. In addition to managing equity portfolios, Mr. Chally also serves as a member of the firm's Quantitative Group contributing to portfolio risk management, development of derivatives strategies and performance analysis for clients of the firm. Mr. Chally joined the firm in 1994 after receiving his MBA from Northeastern University. Mr. Chally received a Bachelor of Science degree from the Indian Institute of Technology in 1989.

                                                         management of the funds
--------------------------------------------------------------------------------

Mr. Rullo, a Senior Vice President and Partner of the firm, brings more than 15 years of investment experience to the team. He manages equity portfolios in a range of styles including global, sector-specific, and small-, medium- and large-cap US equity and is responsible for structures and quantitative portfolio management at Wellington. Mr. Rullo also has significant experience in the use of derivatives and quantitative strategies to the portfolios they manage. Having joined the firm in 1994, Mr. Rullo is a magna cum laude graduate of Boston University where he received his BS in Finance in 1981. He earned an MBA from Babson College in 1985 with a specialty in Management Information Systems.

SUB-ADVISERS FOR THE INCOME FUND

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC


Standish Mellon Asset Management Company LLC ("Standish Mellon"), located at One Financial Center, Boston, MA 02111, is a wholly-owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company. SMAMH is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon") and serves as the holding company for the ownership interests of Standish Mellon. Standish Mellon provides investment management services for institutions and high net worth individuals. The firm offers both domestic and global investment management services in both separate accounts and mutual funds. The firm's approach to fixed-income management is built on the belief that discovering pockets of inefficiency is the key to adding value to fixed-income investments. Both fundamental and quantitative analysis are employed to identify fixed-income opportunities. Extensive research capabilities have been developed in less widely followed segments of the fixed-income markets in the belief that there is more to be gained by identifying securities with initial yield advantage and appreciation potential than by predicting the direction of interest rates. As of December 31, 2000, Standish Mellon had over $43.3 billion of assets under management.


Austin C. Smith is Vice President, Treasurer and Director of Standish Mellon. He has held these positions with its predecessor corporation since 1981. Mr. Smith is portfolio manager for the portion of the Fund's assets that are allocated to Standish Mellon and that are invested in investment-grade bonds. Mr. Smith has twenty-nine years of investment management experience, with seventeen of those years at Standish, Ayer & Wood, Inc., Standish Mellon's predecessor. He is a graduate of Denison University and Indiana University (M.A.) and is also a Chartered Financial Analyst.

TATTERSALL ADVISORY GROUP, INC.

Tattersall Advisory Group, Inc., a wholly-owned subsidiary of First Union Bank, Charlotte, North Carolina, is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230. Tattersall Advisory Group is a registered investment adviser founded in 1997. Tattersall Advisory Group was formerly the fixed-income division of Lowe, Brockenbrough & Tattersall, Inc. The firm employs a traditional bond management style, using in-house interest-rate analysis, yield-curve analysis, and extensive sector valuation to identify attractive risk versus reward opportunities.

management of the funds
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The firm manages assets for corporate pension plans, corporate cash and insurance reserves, foundations, endowments, Taft-Hartley plans and public entities located throughout the country. As of December 31, 2000, Tattersall had over $8.0 billion of assets under management. Tattersall Advisory Group incorporates a team management approach where the Fund benefits from the expertise of each investment specialist.

Kevin D. Girts is lead portfolio manager for that portion of the Fund's assets allocated to Tattersall and has been Managing Director of Tattersall Advisory Group (and its predecessor corporation) since 1997. He was Director, Portfolio Management with Lowe, Brockenbrough & Tattersall, Inc. (and its predecessor corporation) from 1987 to 1997. Previously, Mr. Girts was Vice President-Investments of Union National Bank from 1981 through 1987. Mr. Girts holds a B.S. in business and an M.B.A. from West Virginia University.

                                                                 YOUR INVESTMENT
--------------------------------------------------------------------------------

BUYING SHARES

FOR ASSISTANCE

Most development staff of the Presbyterian Church (U.S.A.) Foundation are registered representatives of the Trust's distributor and can assist you in opening an account. They can be reached (by telephone or by mail) at numerous development offices throughout the country. For information about the nearest development office to you, and to speak to a local registered representative of the Funds, contact the offices of the Foundation at:

     Presbyterian Church (U.S.A.) Foundation
     200 East Twelfth Street
     Jeffersonville, IN 47130
     Tel. (800) 858-6127

PURCHASE AMOUNTS:
MINIMUM INITIAL INVESTMENT FOR
EACH FUND:                                     $500

MINIMUM ADDITIONAL INVESTMENTS FOR EACH FUND:  $100

TO OPEN AN ACCOUNT

BY MAIL

    -   Complete the account application form.

    -   Mail the application and your check to:

        New Covenant Funds
        c/o PFPC Inc.
        211 South Gulph Road
        P.O. Box 61947
        King of Prussia, PA 19406-0150

    - Please make your check payable to the name of the Fund in which you wish to invest.

    -   Please make sure your check is for at least $500.

BY WIRE

    - To make a same-day wire investment, call (877) 835-4531 by 4:00 p.m. Eastern time. An account number will be assigned to you.

    -   Call your bank with instructions to transmit funds to:

        Boston Safe Deposit & Trust (BSDT)
        ABA#: 011001234
        Account#: 020907
        Credit: Name of Fund
        FBO: (Insert Shareholder name and account number)

    -   Your bank may charge a wire fee.

    -   Please make sure your wire is for at least $500.

    - Mail your completed application to PFPC Inc. at the address under TO OPEN AN ACCOUNT - By Mail.

YOUR INVESTMENT
--------------------------------------------------------------------------------

BY AUTOMATIC INVESTMENT

    - With an initial investment, indicate on your application that you would like to participate in the Automatic Investment Plan and complete the appropriate section on the application.

    - Subsequent investments will be drawn from your bank account and invested into the Fund(s) automatically.

BY EXCHANGE

    - Call (877) 835-4531 to request an exchange of shares into another New Covenant Fund. You may also exchange your shares into the New Covenant money market Fund account, the Cash Account Trust Premier Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund. This exchange privilege is offered as a convenience to you. For an exchange into the Cash Account Trust Premier Money Market Portfolio, you must first receive a prospectus for the fund. The exchange privilege must also be selected on your account application form.

    - No fee or charge will apply for exchanges, but there may be a capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon sixty days prior notice.



TO ADD TO AN ACCOUNT

BY MAIL

    - Fill out an investment slip from a previous confirmation and write your account number on your check.

    -   Mail the slip and your check to:

        New Covenant Funds
        c/o PFPC Inc.
        211 South Gulph Road
        P.O. Box 61947
        King of Prussia, PA 19406-0150

    - Please make your check payable to the name of the Fund in which you wish to invest.

    -   Please make sure your check is for at least $100.

BY WIRE

    - Call (877) 835-4531. The wire must be received by 4:00 p.m. Eastern time for same day processing.

    -   Call your bank with instructions under TO OPEN AN ACCOUNT - By Wire.

    -   Your bank may charge a wire fee.

    -   Please make sure your wire is for at least $100.


BY AUTOMATIC INVESTMENT

    - If you wish to add the Automatic Investment Plan after your account has been opened, call (877) 835-4531 to request the form.

                                                                 your investment
--------------------------------------------------------------------------------

    -   Complete and return the form along with any other required materials.

    - Subsequent investments will be drawn from your bank account and invested into the Fund(s) automatically.

BY EXCHANGE

    - Call (877) 835-4531 to request an exchange of shares into another New Covenant Fund. You may also exchange your shares into New Covenant money market Fund account, the Cash Account Trust Premier Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund. This exchange privilege is offered as a convenience to you. For an exchange into the Cash Account Trust Premier Money Market Portfolio, you must first receive a prospectus. The exchange privilege must also be selected on your account application form.

    - No fee or charge will apply for exchanges, but there may be a capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon sixty days prior notice.


PURCHASE PRICE:

You pay no sales charge to invest in any of the Funds. Shares of the Funds are sold at the net asset value per share (NAV) next determined after receipt of the order by PFPC Inc. ("PFPC"). The NAV multiplied by the number of Fund shares you own equals the value of your investment.

DETERMINATION OF NAV:

The NAV for each Fund is calculated at the close of regular trading hours of the New York Stock Exchange, which is normally 4:00 p.m. Eastern time. Each Fund calculates its NAV by adding up the total value of the Fund's investments and other assets, subtracting liabilities, and then dividing that figure by the number of the Fund's outstanding shares. Each Fund's investments are valued based on market value, or where market quotations are not readily available on fair value as determined in good faith by the Trust's Board of Trustees. Information is available on the Fund website: www.newcovenantfunds.com

TIMING OF PURCHASE REQUESTS:

All requests received by PFPC before the close of the New York Stock Exchange will be executed the same day, at that day's closing share price. Orders received after the close of

YOUR INVESTMENT

the New York Stock Exchange will be executed the following business day, at that day's closing share price. All investments must be in U.S. dollars. Shares will not be priced and are not available for purchase or sale on days when the New York Stock Exchange is closed. If the New York Stock Exchange closes early, the deadlines for purchase orders will be accelerated to the earlier closing time.


STOCK EXCHANGE CLOSINGS:

The New York Stock Exchange is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


RIGHTS RESERVED BY THE FUNDS:

The Funds reserve the right to:

     - reject any purchase order

     - suspend the offering of shares

     - reject any exchange request

     - vary the initial and subsequent investment minimums

     - waive the minimum investment requirement for any investor

     - redeem shares in any account and return the proceeds to the shareholder

The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. However, third party checks issued by the Foundation will be accepted. The Funds may change or discontinue the exchange privilege, or temporarily suspend this privilege during unusual market conditions. The Funds reserve the right, in their sole discretion, to redeem shares in any account and return the proceeds to the shareholder. The Funds also reserve the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect fund operations. Large redemptions with respect to each shareholder are considered the greater of $250,000 or 1% of the Fund's assets.


THIRD PARTY INVESTMENTS:

If you invest through a third party (rather than directly), the policies and fees may be different than those described here. Banks, brokers and financial advisers may charge transaction fees and set different minimum investments or limitations on buying or selling shares. You will not be charged fees if you purchase shares of the Funds through development staff of the Presbyterian Church (U.S.A) Foundation or the Fund directly.

                                                                 your investment

HOW TO SELL SHARES


BY MAIL

Write a letter of instruction that includes:

     - The fund name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

     - Include all signatures and any additional documents that may be required. (See Signature Guarantees)

     - Mail your request to:

       New Covenant Funds
       c/o PFPC Inc.
       211 South Gulph Road
       P.O. Box 61947
       King of Prussia, PA 19406-0150

     - A check will be mailed to the name(s) and address in which the account is registered.


BY TELEPHONE
Call (877) 835-4531 if you have previously selected the telephone redemption option. The Funds have established a dollar limit of $100,000 for telephone redemptions. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the bank account designated on the form.


BY WIRE
In the case of redemption proceeds that are wired to a bank, the Funds will transmit the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application. The Trust and PFPC will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. To redeem shares by wire transfer, there is a fee of $9.00 for each wire redemption.


BY EXCHANGE
Call (877) 835-4531 to request an exchange of shares into another New Covenant Fund. Your may also exchange your shares into the New Covenant Money Market Fund account, the Cash Account Trust Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund. This exchange privilege is offered as a convenience to shareholders of New Covenant Funds.


TIMING OF SALE REQUESTS:
All requests received in good order by PFPC before the close of the New York Stock Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day's NAV. Requests received after the close of the New York Stock Exchange will be executed the following business day, at that day's NAV. Redemption orders are executed only on days when the New York Stock Exchange is open for trading. If the New York Stock Exchange closes early, the deadline for redemption orders will be accelerated to the earlier closing time.


SELLING RECENTLY PURCHASED SHARES:
Redemption of recently purchased Fund shares that have been paid for by check may be delayed until there is a reasonable belief that your check has cleared. This may take up to fifteen calendar days after we receive your check. If you think you may wish to redeem your newly purchased shares within fifteen calendar days, you should pay for your shares by federal funds wire transfer.


SIGNATURE GUARANTEES:
The Funds require a medallion signature guarantee on any redemption over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against your investment fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Please call (877) 835-4531 for information on obtaining a signature guarantee.


REDEMPTION POLICIES
Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Trust may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Funds' shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets not reasonably practicable.


OTHER DOCUMENTS
Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, call PFPC toll-free at (877) 835-4531.


EXCHANGE OR TRANSFER OF SHARES


EXCHANGE PRIVILEGE
You may exchange shares of one of the Funds for shares in another Fund at net asset value without payment of any fee or charge. You can do this by contacting PFPC in writing or by telephone. Shareholders who are not tax-exempt organizations should know that an exchange is considered a sale of shares of one Fund and the purchase of another Fund. The exchange may result in gain or loss for Federal income tax purposes. If you wish to use the exchange privilege, you may elect the service on your account application or by a signature-guaranteed letter of instruction.

If PFPC receives your exchange instructions in good order in writing or by telephone (call (877) 835-4531) by the valuation time on any business day, we will make your exchange on that day.

For an exchange request to be in good order, it must include:

     - your name exactly as it appears on your account

     - your account number

     - the amount to be exchanged

     - the names of the Funds from which and to which the exchange is to be made


TRANSFER OF OWNERSHIP
You may transfer Fund shares or change the name or form in which your shares are registered by writing to PFPC. Your letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W-9 form, and include the signature(s) of all registered owners. The signature(s) on the transfer instructions must be guaranteed.

                                                                 YOUR INVESTMENT

SHAREHOLDER SERVICES

TELEPHONE INFORMATION

     - Your Account: If you have questions about your account, including purchases, redemptions and distributions, call PFPC from Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call toll-free (877) 835-4531.

     - The Funds: If you have questions about the Funds, call the Funds' telephone representatives, Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call toll-free (877) 835-4531.


ACCOUNT STATEMENTS

We provide you with these helpful services and information about your account:

     - a statement after every transaction;

     - an annual account statement reflecting all transactions for the year;

     - tax information which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service for taxable investors; and

     - financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.


INTEGRATED VOICE RESPONSE SYSTEM

You may obtain access to account information by calling (877) 835-4531. The system provides share price and price change information for all the Funds and gives account balances and information on the most recent transactions and allows sales or exchanges of shares.


ACCOUNT MINIMUM

You must keep at least $500 worth of shares in your account to keep the account open. If, after giving you thirty days prior written notice, your account value is still below $500, we may redeem your shares and send you a check for the redemption proceeds.


TELEPHONE TRANSACTIONS

To use telephone purchase, redemption and exchange privileges, you must have selected these services on your original account application or submitted a subsequent request in writing to add these services to your account. The Funds and PFPC reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PFPC has established security procedures to prevent unauthorized account access. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or PFPC. Neither the Funds nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine.


AUTOMATIC INVESTMENT PLAN

Once an account has been opened with a minimum investment of $500, you can make additional purchases of shares of the Funds with the automatic withdrawal of monies from your bank account. Amounts may be withdrawn from your bank account on a monthly or quarterly basis in minimum amounts of $50.


SYSTEMATIC WITHDRAWAL PLAN

Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum of $50). Call (877) 835-4531 to request a form to start the Systematic Withdrawal Plan.


HOUSEHOLDING POLICY


We will send one copy of each prospectus, annual and semi-annual report to all related accounts at a common address. Each document will be mailed to the registered address with the first line addressed to "New Covenant Fund shareholder at".


By adopting the householding policy, we are responding to shareholder requests and will reduce printing and mailing expenses. If you prefer to receive copies for each account, you must call us at 1-877-835-4531 (option 2) during business hours - 8:30 a.m. - 5:00 p.m. eastern time. All requests will be processed within 30 days.

DISTRIBUTIONS AND TAXES


DISTRIBUTIONS

The Funds pass along to your account your share of investment earnings in the form of dividends and distributions. Fund dividends are the net interest and dividends earned on investments after Fund expenses. The Funds will at least annually declare and pay dividends from their net investment income and distribute any net capital gains obtained through Fund investment transactions. Interest and dividend payments will normally be distributed as income dividends on a quarterly basis for each of the Funds.

Unless you elect otherwise on your application, all dividends and distributions paid by a Fund will be reinvested in additional shares of that Fund. They will be credited to your account in that Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. Unless you are a tax-exempt organization, all distributions a Fund pays to you will be taxable when paid, regardless of whether they are taken in cash or reinvested in shares of the Fund. To change your dividend election, you must notify PFPC in writing at least fifteen days prior to the applicable dividend record date.


TAXES

Each Fund intends to qualify as a regulated investment company. This status exempts the Funds from paying federal income tax on the income or capital gains it distributes to its shareholders.

Unless you are a tax-exempt organization, your investment in the Funds will be subject to the following tax consequences:

     - Dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income.

     - Distributions from capital gains are taxable as capital gain, which may be taxed at different rates depending on the length of time the Fund held those assets.

     - Dividends and distributions may also be subject to state and local taxes.

     - Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

     - A redemption of your Fund shares, including exchanging out of a Fund, is a taxable event and any gain on the transaction may be subject to federal income tax.

If you are subject to tax, after the end of each calendar year you will receive a statement (Form 1099) of the federal income tax status of each Fund's dividends and other distributions paid to you during the year. You should keep all of your Fund statements for accurate tax-accounting purposes.

If you are subject to tax (are not a tax-exempt organization), and you purchase shares shortly before a record date for a dividend or distribution, a portion of your investment will be returned as a taxable distribution.

You must provide the Trust with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the trust is required by law to withhold 31% of your taxable distributions and redemptions.

You should consult your tax adviser concerning state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions

                                                            FINANCIAL HIGHLIGHTS


The financial highlights table is meant to help you understand each Fund's financial performance for the periods. Certain information reflects financial results for a single share of a Fund. The total returns shown in the table represent the rate that you would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young, LLP whose report, along with the Trust's financial statements, are included in the Annual Report to shareholders, which is available upon request at no charge.

For a share outstanding throughout each period.


                                                                   NEW COVENANT                       NEW COVENANT
                                                                   GROWTH FUND*                       INCOME FUND*
                                                                   ------------                       ------------
                                                             For the         For the           For the           For the
                                                           Year Ended       Year Ended        Year Ended        Year Ended
                                                          June 30, 2001    June 30, 2000     June 30, 2001     June 30, 2000
                                                          -------------    -------------     -------------     -------------
OPERATING PERFORMANCE:
    Net asset value, beginning of year                    $    42.07        $    40.81**      $    23.89        $    24.52**
                                                          ----------        ----------        ----------        ----------

    Net investment income                                      (0.10)             0.15              1.50              1.47
    Net realized and unrealized gain / (loss) on
       investments and foreign currency transactions           (4.86)             2.49              0.92             (0.63)
                                                          ----------        ----------        ----------        ----------
    Total from investment operations                           (4.76)             2.64              2.42              0.84
                                                          ==========        ==========         ==========        ==========

DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income                          --             (0.30)            (1.48)            (1.47)
    Distributions from net realized gains                      (8.05)            (1.08)               --                --
                                                          ----------        ----------        ----------        ----------
    Total distributions                                        (8.05)            (1.38)            (1.48)            (1.47)
                                                          ----------        ----------        ----------        ----------

    NET ASSET VALUE, END OF YEAR                          $    29.26        $    42.07        $    24.83        $    23.89
                                                          ==========        ==========        ==========        ==========
    Total return                                              (12.33)%            6.38%            10.31%             3.55%
                                                          ==========        ==========        ==========        ==========
RATIOS TO AVERAGE NET ASSETS
    AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)                  $  816,901        $  905,086        $  559,286        $  571,669
    Ratio of net investment income to
       average net assets                                       0.20%             0.37%             5.99%             6.12%
    Ratio of operating expenses to
       average net assets                                       1.07%             1.07%             0.82%             0.83%
    Portfolio turnover rate                                      142%              152%              191%              182%


* The Fund commenced investment operations on July 1, 1999.

** Represents net asset value of predecessor Common Trust Fund.

FINANCIAL HIGHLIGHTS


For a Share outstanding throughout each period.

                                                                  NEW COVENANT                        NEW COVENANT
                                                              BALANCED GROWTH FUND*               BALANCED INCOME FUND*
                                                              ---------------------               ---------------------
                                                             For the         For the            For the           For the
                                                           Year Ended       Year Ended         Year Ended        Year Ended
                                                          June 30, 2001    June 30, 2000      June 30, 2001     June 30, 2000
                                                          -------------    -------------      -------------     -------------
OPERATING PERFORMANCE:
    Net asset value, beginning of year                    $    91.84        $    90.96**       $    20.01        $    20.16**
                                                          ----------        ----------         ----------        ----------

    Net investment income                                       2.33              3.18               0.78              0.89
    Net realized and unrealized gain / (loss) on
       investments and foreign currency transactions           (5.07)             1.48              (0.38)            (0.02)
                                                          ----------        ----------         ----------        ----------
    Total from investment operations                           (2.74)             4.66               0.40              0.87
                                                          ==========        ==========         ==========        ==========

DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income                       (5.68)            (3.19)             (1.22)            (0.89)
    Distributions from net realized gains                      (1.50)            (0.59)             (0.31)            (0.13)
                                                          ----------        ----------         ----------        ----------
    Total distributions                                        (7.18)            (3.78)             (1.53)            (1.02)
                                                          ----------        ----------         ----------        ----------

    NET ASSET VALUE, END OF YEAR                          $    81.92        $    91.84         $    18.88        $    20.01
                                                          ==========        ==========         ==========        ==========
    Total return                                               (3.01)%            5.13%              2.08%             4.40%
                                                          ==========        ==========         ==========        ==========

RATIOS TO AVERAGE NET ASSETS
    AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's)                  $  314,873        $  343,231         $  116,519        $  124,809
    Ratio of net investment income to
       average net assets                                       2.61%             3.50%              3.88%             4.46%
    Ratio of operating expenses to
       average net assets                                       0.09%             0.10%              0.12%             0.14%
    Portfolio turnover rate                                       18%                8%                20%               12%

* The Fund commenced operations on July 1, 1999.

** Represents net asset value of predecessor Common Trust Fund.

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NEW COVENANT FUNDS PRIVACY POLICY


COMMITMENT TO CONSUMER PRIVACY
We at the New Covenant Funds (the "Funds") are committed to handling investor information responsibly. We recognize and respect the privacy expectations of investors in our Funds and we believe the confidentiality and security of your personal financial information is one of our fundamental responsibilities.

COLLECTION OF CONSUMER INFORMATION
The Funds collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by, or on behalf of the Funds generally comes from the following sources:

      - Account applications and other forms submitted by shareholders of the Funds;

      - Correspondence, written or electronic, or telephone contacts with shareholders of, or consumers inquiring about the Funds;

      -     Transaction history of shareholder accounts with the Funds; or

      -     Third parties.

DISCLOSURE OF CONSUMER INFORMATION
We disclose consumer information to third parties who are not affiliated with the Funds:

      -     as permitted by law, or

      - to perform marketing services on behalf of the Funds or pursuant to a joint marketing agreement between the Funds and another party.

SECURITY OF CONSUMER INFORMATION
We require service providers to the Funds:

      - to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

      - to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Funds.


Dated:  May 14, 2001



THIS IS NOT A PART OF THE PROSPECTUS

[NEW COVENANT FUNDS LOGO]


ADDITIONAL INFORMATION

Annual/Semi-Annual Report to Shareholders:

These reports include financial statements and a complete listing of the portfolio of investments for each Fund. The Trust's Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year.

Statement of Additional Information (SAI):

The SAI contains more detailed information on all aspects of the Funds. It has been filed with the Securities and Exchange Commission and is legally considered to be a part of this prospectus.

To request a free copy of the current Annual or Semi-Annual Report, SAI, or to request other information about the Funds, you can visit our Web site (www.newcovenantfunds.com), write or call:

Presbyterian Church (U.S.A.) Foundation
200 East Twelfth Street
Jeffersonville, IN 47130
(800) 858-6127

Text-only versions of Fund documents can be viewed online or downloaded from the SEC's EDGAR database at http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.gov.

SEC file #811-09025






NEW COVENANT FUNDS                                                 PRSRT STD.
200 East Twelfth Street, Suite C                                  U.S. POSTAGE
Jeffersonville, IN 47130                                              PAID
                                                               NORTH READING, MA
                                                                 PERMIT NO. 105






                                                                       FDN120101

                       STATEMENT OF ADDITIONAL INFORMATION


                                 October 3, 2001



                               NEW COVENANT FUNDS

                            New Covenant Growth Fund

                            New Covenant Income Fund

                        New Covenant Balanced Growth Fund

                        New Covenant Balanced Income Fund


                             200 East Twelfth Street
                          Jeffersonville, Indiana 47130
                                 (800) 858-6127

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated October 3, 2001, and is incorporated by reference in its entirety into the Prospectus. You may obtain a Prospectus or a copy of the SAI without charge by calling (800) 858-6127.

Also incorporated by reference herein are the financial statements of the Funds contained in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2001, including the Auditors Report. Copies of the Trust's Annual and Semi-Annual Reports are available free of charge by calling (800) 858-6127.

                                    CONTENTS


                                                                              PAGE
History of the Funds........................................................    1

Description of Investments and Risks........................................    1

Investment Restrictions.....................................................   15

Portfolio Turnover..........................................................   16

Management of the Funds.....................................................   16

Other Service Providers.....................................................   20

Brokerage...................................................................   22

General Information.........................................................   23

Taxation of the Funds.......................................................   24

Calculation of Performance Data.............................................   28

Financial Statements........................................................   31

Appendix A - Description of Securities Ratings..............................  A-1

                             HISTORY OF THE FUNDS

New Covenant Funds (the "Trust") is a Delaware business trust organized pursuant to a Trust Instrument dated September 30, 1998. The Trust is organized to offer separate series of shares and currently offers four separate series: New Covenant Growth Fund ("Growth Fund"), New Covenant Income Fund ("Income Fund"), New Covenant Balanced Growth Fund ("Balanced Growth Fund") and New Covenant Balanced Income Fund ("Balanced Income Fund"). Currently, there is one class of shares issued by the Trust. The Board of Trustees may issue additional classes of shares or series at any time without prior approval of the shareholders. The Balanced Growth Fund and Balanced Income Fund may also be referred to as the "Balanced Funds."

The Funds are classified as open-end, management investment companies. The Funds are diversified, which means that, with respect to 75% of its total assets, a Fund will not invest more than 5% of its assets in the securities of any single issuer. The Balanced Funds are diversified by virtue of the fact that the underlying funds in which they invest (Growth Fund and Income Fund) are diversified.

                      DESCRIPTION OF INVESTMENTS AND RISKS

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of transaction.

The following supplement should be read in conjunction with sections of the Funds' Prospectus. The investment practices described below, which apply to the Growth Fund and the Income Fund, are not fundamental and may be changed by the Board of Trustees without approval of the shareholders.

The NCF Investment Department of New Covenant Trust Company, N.A. (the "Adviser") acts as a manager of managers for the Funds and selects and retains various sub-advisers. The sub-advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Funds.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on this basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. The Funds will establish a segregated account in which it will maintain cash and U.S. Government securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward-commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Adviser deems it appropriate to do so.

The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Income Fund's average dollar-weighted maturity, the maturity of when-issued or forward-commitment securities will be calculated from the commitment date.

When the Funds purchase securities on a when-issued, delayed-delivery or forward-commitment basis, the Funds' custodian will maintain in a segregated account cash, U.S. Government securities or other high-grade liquid debt obligations having a value (determined daily) at least equal to the amount of the Funds' purchase commitments. In the case of a forward-commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward-commitments and delayed-delivery transactions.

HIGH YIELD/HIGH RISK SECURITIES

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as "lower-rated securities") or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risk. The yields on high-yield/high-risk bonds will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment-grade debt, lower-rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit the Fund's ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund's net asset value.

In cases where market quotations are not available, lower-rated securities are valued using guidelines established by the Fund's Board of Trustees. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower-rated or unrated security.

VARIABLE AND FLOATING RATE INSTRUMENTS

With respect to variable and floating-rate instruments that may be acquired by the Income Fund, the portfolio managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. Where necessary to ensure that a variable or floating-rate instrument meets the Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

FUTURES CONTRACTS

The Funds may each enter into financial futures contracts. Such contracts may either be based on indexes of particular groups or varieties of securities ("Index Futures Contracts"), or be for the purchase or sale of debt obligations ("Debt Futures Contracts"). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. The Funds enter into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Funds. However, the costs of and possible losses from futures transactions will reduce a Fund's yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.

For the Funds, the custodian places cash, U.S. government securities and other high-grade debt obligations into a segregated account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the securities placed in the segregated account declines, additional cash or securities are required to be placed in the account on a daily basis so that the value of the account equals the amount of the Funds' commitments with respect to such contracts. Alternatively, the Funds may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. government securities and other high-grade debt obligations, and partly with offsetting positions.

A Debt Futures Contract is a binding contractual commitment that, if held to maturity, requires the Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, the Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are normally not held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by the Fund are usually liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on settlement date.

By entering into futures contracts, the Funds seek to establish more certainly than would otherwise be possible the effective rate of return on its portfolio securities. The Funds may, for example, take a "short" position in the futures market by selling a Debt Futures Contract for future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by a Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions the Fund may take a "long" position by purchasing futures contracts. This is done when a Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Funds expect that, in the normal course, securities will be purchased upon termination of a long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

Debt Futures Contracts currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of the Fund's securities, limiting the ability of the Fund to hedge effectively against interest-rate risk.

The investment restriction concerning futures contracts does not specify the types of index-based futures contracts into which the Fund may enter because it is impossible to foresee what particular indexes may be developed and traded or may prove useful to the Fund in implementing their overall risk-management strategies. For example, price trends for a particular index-based futures contract may show a significant correlation with price trends in the securities held by the Fund, even though the securities comprising the index are not necessarily identical to those held by the Fund. In any event, the Fund would not enter into a particular index-based futures contract unless the portfolio managers determined that such a correlation existed.

Index Futures Contracts and Debt Futures Contracts currently are traded actively on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

SEGREGATED ACCOUNTS

The Funds may be required to segregate assets (such as cash, U.S. Government securities and other high-grade debt obligations or other highly liquid equity securities) or otherwise provide coverage consistent with applicable regulatory policies. This would be in respect to each Fund's permissible obligations under the call and put options it writes, the forward foreign currency exchange contracts it enters into and the futures contracts it enters into.

OPTIONS ON FUTURES CONTRACTS

To attempt to gain additional protection against the effects of interest-rate fluctuations, the Funds may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

The Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as actual purchase of the futures contracts. The Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

The Fund may write (sell) a call option an a futures contract in order to hedge against a decline in the price of the index or debt securities underlying the futures contract. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing (selling) of put options on futures contracts is similar to purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the current market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on sale of the puts, less any transaction costs.

COVERED CALL OPTIONS

The Funds may write (sell) covered call options on their portfolio securities in an attempt to enhance investment performance. No more than 20% of a Fund's net assets may be subject to covered options.

When the Fund writes (sells) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the "premium") less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund sells an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from sale of the underlying security, and proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund's custodian.

RISKS OF FUTURES AND OPTIONS INVESTMENTS

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate Funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in a Fund's portfolio.

The Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The portfolio managers will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The portfolio managers will monitor the creditworthiness of dealers with which the Funds enter into such options transactions under the general supervision of the Funds' Trustees.

PURCHASING CALL OPTIONS

The Funds may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by a Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Funds may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with those transactions. The Funds may, following purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid (less any commissions) to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid (less any commissions) to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss that would be characterized as short-term unless the option was held for more than one year.

PURCHASING PUT OPTIONS

The Funds may invest up to 20% of their total assets in the purchase of put options. The Funds will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by the Funds gives it the right to sell one of its securities for an agreed-upon price up to an agreed date. The Funds may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Funds will lose the value of the premium paid. The Funds may sell a put option which it has previously purchased prior to sale of the securities underlying such option. Such sale will result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which the Funds, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS

The Funds may also write put options on a secured basis, which means that the Funds will maintain, in a segregated account with its custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put options written by the Funds. Secured put options will generally be written in circumstances where the portfolio managers wish to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Funds would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. With regard to the writing of put options, the Funds will limit the aggregate value of the obligations underlying such put options to 20% of their total net assets.

Following the writing of a put option, the Funds may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Funds may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Funds will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Funds' risks. The Trustees have adopted policies (which are not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for a Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options entered into on behalf of the Fund, will not exceed 5% of the fair market value of the Fund's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by a Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

FOREIGN SECURITIES

The Funds may invest up to 40% of their total assets in foreign securities. The Funds may invest without limit in U.S. dollar denominated foreign securities. The Income Fund may invest up to 40% of its assets in foreign bonds denominated in foreign currencies. No more than 20% of a Fund's total assets will be represented by a given foreign currency.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions and bid-to-asked spreads in U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange-control regulations, and may incur costs in connection with conversion between currencies.

Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Funds may enter into forward foreign-currency exchange contracts in connection with its investments in foreign securities. A forward foreign-currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

The Funds may enter into foreign-currency futures contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of interest and dividend payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payments, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.

The Funds' activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer which is recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Adviser. A repurchase agreement, which provides a means for the Funds to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds at the time of repurchase. In either case, the income to the Funds is unrelated to the interest-rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended, (the "1940 Act") a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by the Funds' investment restrictions applicable to loans. Each repurchase agreement entered into by the Funds requires that if the market value of the Obligation becomes less than the repurchase price (including interest), the Funds will direct the seller of the Obligation, on a daily basis, to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event that the Funds are unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Funds bear the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, the Funds might encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Funds or as being collateral for a loan by the Funds. If a court were to characterize the transaction as a loan and the Funds had not perfected a security interest in the Obligation, the Funds could be required to return the Obligation to the bank's estate and be treated as an unsecured creditor. As an unsecured creditor, the Funds would be at risk of losing some or all of the principal and income involved in that transaction. The portfolio managers seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations.

Securities subject to a repurchase agreement are held in a segregated account and the amount of such securities is adjusted on a daily basis so as to provide a market value at least equal to the repurchase price. The Funds may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS

Each Fund may obtain funds for temporary defensive purposes by entering into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash, U.S. Government securities or other high-grade liquid debt obligations having a value at least equal to the repurchase price, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered borrowings by the Fund, and as such are subject to the investment limitations discussed in the section entitled "Borrowing."

SECURITIES LENDING

To increase return on portfolio securities, the Growth Fund and the Income Fund may lend their portfolio securities on a short-term basis to banks, broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Funds will not lend portfolio securities in excess of one-third of the value of their respective total assets, including collateral received from such loans. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities, the Funds consider all relevant factors and circumstances, including creditworthiness of the borrower.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Balanced Funds invest primarily in shares of the Growth Fund and the Income Fund. The Growth Fund and the Income Fund have adopted a policy by which they may invest in securities issued by other investment companies within the limitations of the Investment Company Act of 1940, as amended, (the "1940 Act"), which permits them to acquire securities of registered open-end investment companies except pursuant to Section 12(d)(1)(F) and Section 12(d)(1)(G). As a shareholder of another investment company, the Balanced Funds would bear along with other shareholders its pro rata portion of the investment company's expenses, including advisory fees.

As described in the Prospectus, the Balanced Funds invest primarily in the shares of the Growth Fund and the Income Fund. The Balanced Funds believe that this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

The Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. The Fund also invests in mortgage-backed securities guaranteed primarily by the Government National Mortgage Association. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

When interest rates rise, mortgage prepayment rates decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts, with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC stock is owned by twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the portfolio managers determine that they meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The Income Fund may invest in CMOs which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

OTHER ASSET-BACKED SECURITIES

The Income Fund may also invest in other asset-backed securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special-purpose corporations, various types of assets, including automobile loans, computer leases and credit-card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest-rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment-sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit-card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, characteristics of the underlying assets, coupon rates on the securities, prevailing interest rates, administrative expenses and actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any existing holdings of such securities.

ZERO COUPON SECURITIES

The Income Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market-value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features, exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"); therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the principal and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

RESETS

The interest rates paid on the Adjustable Rate Mortgages (ARMs) and CMOs in which the Income Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest-rate index. There are three main categories of indexes: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost-of-funds index; or a moving average of mortgage rates.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS and CMOs in which the Income Fund invests will frequently have caps and floors that limit the maximum amount by which the loan rate to the residential borrower may change up or down
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than by limiting interest-rate changes. These payment caps may result in negative amortization.

STRIPPED MORTGAGE-BACKED SECURITIES

The Income Fund may also invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. The stripped mortgage-backed securities in which the Fund may invest will only be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these IO securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The staff of the U.S. Securities and Exchange Commission has indicated that it views such securities as illiquid. The Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the Fund's net assets.

RISKS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of mortgage-backed securities (i.e., the Income Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than, or may not appreciate as much as, the price of noncallable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage-backed security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to taxable shareholders, will be taxable as ordinary income.

The Fund may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the portfolio managers determine that the securities meet the Fund's quality standards.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to the Fund's limit with respect to investment in illiquid securities.

OTHER MORTGAGE-BACKED SECURITIES

The portfolio managers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments the principal or interest payments of which may vary or the terms to maturity of which may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the portfolio managers will, consistent with the Income Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not invest in any new types of mortgage-related securities without prior disclosure to shareholders of the Fund.

RULE 144A SECURITIES

The Funds may purchase securities which are not registered under the Securities Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as "illiquid securities", however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

ILLIQUID SECURITIES

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers pursuant to Rule 144A are subject to this 15% limit (unless such securities are variable-amount master-demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).

CONVERTIBLE SECURITIES

Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange those securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

SWAPS

To help enhance the value of its portfolio or manage its exposure to different types of investments, the Income Fund may enter into interest-rate, currency and mortgage-swap agreements and may purchase and sell interest-rate "caps", "floors" and "collars". The potential loss from investing in swap agreements is much greater than the amount initially invested. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. The Fund will enter into interest-rate swaps only on a net basis (i.e. the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian bank. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest-rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest-rate exceeds an agreed-upon level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest-rate falls below an agreed-upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed-upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the portfolio managers, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

REITS

Each Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

BORROWING

Each Fund has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Fund's total assets less liabilities (other than borrowings). No Fund will purchase securities while borrowings in excess of 5% of its total assets are outstanding.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Income Fund to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

TEMPORARY DEFENSIVE PURPOSES

For temporary defensive purposes, the Funds may invest without limit in high-quality money-market securities. The Funds may also, for temporary defensive purposes, invest in shares of no-load, open-end money-market funds.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental which means that they may only be changed by the vote of a majority of a Fund's outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of such Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such Fund's outstanding shares. The percentage restrictions described below are applicable only at the time of investment and require no action by the Funds as a result of subsequent changes in value of the investments or the size of the Fund.

RESTRICTIONS APPLICABLE TO ALL FUNDS:

The Funds may not:

1. Purchase securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. government securities are not considered members of any industry.

2. Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Funds may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

3. With respect to 75% of the Fund's total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government and its instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction shall not apply to shares of the Balanced Funds.

4. Make loans or lend securities, if as a result thereof, more than 50% of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in REITS, securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Funds' investment program may be deemed an underwriting.

7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward investing contracts and other similar instruments.

The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

1. The Funds shall not invest in companies for purposes of exercising control or management.

2. The Funds shall not purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

3. The Funds shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

4. The Funds shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

5. The Funds will invest no more than 15% of the value of their net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable.

                               PORTFOLIO TURNOVER

The higher the portfolio turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other direct transaction costs incurred. The Funds' portfolio managers do take these costs into account, since they affect overall investment performance.


For the fiscal year ended June 30, 2001 the portfolio turnover rate for the Growth Fund and for the Income Fund was 142% and 191%, respectively. High rates of portfolio turnover (100% or more) entail certain costs, including increased taxable income for the Funds' shareholders. Also, the higher the turnover, the greater the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. The Adviser takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return.


                             MANAGEMENT OF THE FUNDS

THE BOARD OF TRUSTEES


The operations of each Fund are under the direction of a Board of Trustees. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Board reviews the various services provided by the Adviser to ensure that each Fund's general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner.


The Trustees and executive officers of the Funds and their principal occupations during the past five years are set forth below. An asterisk indicates a Trustee who may be deemed to be an "interested person" of the Trust (as that term is defined in the 1940 Act).

                                          POSITIONS HELD           PRINCIPAL OCCUPATION DURING
NAME, ADDRESS AND AGE                     WITH THE FUNDS                 PAST FIVE YEARS
---------------------                     --------------                 ---------------
*Cynthia S. Gooch                            Trustee              Retired;  Trustee,
2667 Eastwood Drive                                               Presbyterian Church (U.S.A.)
Wooster, Ohio  44691-2592                                         Foundation (1997 to present)
DOB:  8/15/32

Gail C. Duree (1)                            Trustee              Investment Consultant,
6015 E. 17th Avenue Parkway                                       Montview Boulevard
Denver, Colorado  80220-1522                                      Presbyterian Church (1994 to
DOB:  7/28/46                                                     present); Logan School (1996
                                                                  to present); Women's
                                                                  Foundation of Colorado (1995
                                                                  to present); Trustee,
                                                                  Presbyterian Church (U.S.A.)
                                                                  Foundation (1991 to 1997)

Michael F. Ryan (1)                          Trustee              Vice President, Irwin
2502 Washington Street                                            Financial Corp. (1996 to
Columbus, IN  47201                                               present); President, Irwin
DOB:  1/2/46                                                      Union Bank (1981 to 1995)

Rev. Donald B. Register (1)                  Trustee              Pastor, Sixth-Grace
312 S. Ridgeland Avenue                                           Presbyterian Church, Chicago,
Oak Park, IL  60302                                               IL (1988 to present)
DOB:  3/29/37

*F. Kenneth Bateman                   Chairman of the Board,      Attorney, Gerber & Bateman,
P.O. Box 10106                        President and Trustee       P.A. and Potter, Mills &
Santa Fe, NM 87504                                                Bateman, P.A.; Trustee,
DOB:  1/21/40                                                     Presbyterian Church (U.S.A.)
                                                                  Foundation (1995 to 2001)

Andrew McNally                              Treasurer             Vice President, Accounting &
PFPC Inc.                                                         Administration, PFPC Inc.
3200 Horizon Drive                                                (2000 to present); Manager of
King of Prussia, PA  19406                                        Fund Accounting (1997-2000).
DOB:  12/21/70                                                    Accountant, PFPC Inc.
                                                                  (1993-1997).

Mary Jane Maloney                           Secretary             Vice President, Regulatory
PFPC Inc.                                                         Administration, PFPC Inc.
400 Bellevue Parkway                                              (1997 to present); Compliance
Wilmington, DE  19809                                             Officer, SEI Investments
DOB:  6/21/58                                                     Company (1992 to 1997).

(1) Member of the Audit Committee and Member of the Nominating Committee.

No officer or employee of the Adviser receives any compensation from the Funds for serving as an officer or Trustee of the Funds. The Funds do not compensate the officers or Trustees of the Trust for the services they provide to the Funds. The Funds do reimburse officers and Trustees of the Trust for expenses incurred in providing their services to the Trust.

* As of August 31, 2001, the Trustees and Officers owned less than 1% of the interests of any Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES



THE INVESTMENT ADVISER

To assist the Trustees and officers in carrying out their duties and responsibilities, the Funds have employed the NCF Investment Department of New Covenant Trust Company, N.A. (the "Adviser") as their investment adviser. New Covenant Trust Company, N.A. is a subsidiary of the Presbyterian Church (U.S.A.) Foundation, which for many years has administered an investment program for institutions.


The Adviser is a separate division of New Covenant Trust Company, N.A. and is registered as an investment adviser with the SEC. Prior to May 14, 2001, New Covenant Trust Company, N.A. served as investment adviser to the Funds. As of May 14, 2001, New Covenant Trust Company, N.A. assigned the Investment Advisory Agreement for the Funds to the Adviser.

The Funds and the Adviser have entered into an Investment Advisory Agreement with respect to each Fund which is renewable annually by the Board of Trustees or by votes of a majority of each Fund's outstanding voting securities. The Agreement will continue in effect from year to year only if such continuance is approved annually by either the Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Fund, and in either case by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party to the Agreements, voting in person at a meeting called for the purpose of voting on such approvals. The Agreement may be terminated at any time without penalty by the Board of Trustees of a Fund, by votes of the shareholders or by the Adviser, upon sixty days written notice. The Agreement terminates automatically if assigned.

For providing investment advisory services and assuming certain Fund expenses, the Growth Fund pays the Adviser a monthly fee at the annual rate of 0.99% of the value of the Growth Fund's average daily net assets and the Income Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the value of the Income Fund's average daily net assets. The advisory fees received by the Adviser are used to pay the fees of the Sub-Advisers. The Adviser does not receive advisory fees for the Balanced Funds.

For the fiscal year ended June 30, 2000, New Covenant Trust Company, N.A. received the following fees from the Funds for its services:


                                       FEES RECEIVED
                                       -------------
New Covenant Growth Fund                $8,566,696
New Covenant Income Fund                $4,333,190
New Covenant Balanced Growth Fund           $0
New Covenant Balanced Income Fund           $0


For the fiscal year ended June 30, 2001 the Adviser received the following fees from the Funds for its services:


                                       FEES RECEIVED
                                       -------------
New Covenant Growth Fund                $8,160,535
New Covenant Income Fund                $4,356,680
New Covenant Balanced Growth Fund           $0
New Covenant Balanced Income Fund           $0


In addition to managing the investments, the Adviser also makes recommendations with respect to other aspects and affairs of the Funds. The Adviser also furnishes the Funds with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Funds are borne by the respective Funds.

THE SUB-ADVISERS

The Adviser has entered into sub-advisory agreements with each sub-adviser to assist in the selection and management of each Fund's investment securities. It is the responsibility of the Sub-Advisers, under the direction of the Adviser, to make day-to-day investment decisions for the Funds. The Sub-Advisers also place purchase and sell orders for portfolio transactions of the Funds consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.) and in accordance with each Fund's investment objectives and policies.

The Adviser pays each Sub-Adviser a quarterly fee for their services in managing assets of the Funds. Such fees are based on the annual rates noted below. The Adviser pays the Sub-Advisers' fees directly from its own advisory fees. The Sub-Advisory fees are based on the assets of a Fund to which a Sub-Adviser is responsible for making investment decisions. The Adviser allocates the portion of each Fund's assets for which a Sub-Adviser will make investment decisions. Reallocations may be made at any time at the Adviser's discretion.


                                                                        ANNUAL SUB-ADVISORY FEE
                                                                           AS A PERCENTAGE OF
NAME OF SUB-ADVISER                           FUND NAME                     ASSETS MANAGED
1.  Capital Guardian Trust Company           Growth Fund               0.75% of the first $25
                                                                       million; 0.60% of the next
                                                                       $25 million and 0.425% on
                                                                       assets over $50 million (less
                                                                       10% eleemosynary discount)

2.  Sound Shore Management, Inc.             Growth Fund               0.75% of the first $10
                                                                       million and 0.50% on assets
                                                                       over $10 million

3.  Seneca Capital Management                Growth Fund               1.00% of the first $5
                                             (Large Cap)               million; 0.80% of the next
                                                                       $10 million; 0.50% of the
                                                                       next $35 million (less 10%
                                                                       eleemosynary discount); and
                                                                       0.35% over $50 million (flat
                                                                       fee over $50 million)

                                             Growth Fund               1.00% of first $10 million;
                                           (Small-Mid Cap)             0.80% of next $25 million;
                                                                       0.70% of assets over $35
                                                                       million (less 15% eleemosynary
                                                                       discount)

4.  Standish Mellon Asset Management         Income Fund               Domestic Portion:
    Company LLC                                                        0.40% of the first $10
                                                                       million; 0.25% of the next
                                                                       $90 million; 0.20% of the
                                                                       next $100 million; 0.18% of
                                                                       the next $100 million; 0.15%
                                                                       of the next $200 million; and
                                                                       0.12% of assets over $500
                                                                       million.

5.  Tattersall Advisory Group, Inc.          Income Fund               0.15% of the first $135
                                                                       million; 0.10% of the next
                                                                       $140 million and 0.08% of
                                                                       assets over $275 million.

6.  Wellington Management Company,           Growth Fund               0.25% of the first $100
    Company, LLP                                                       million; 0.20% of the next $400
                                                                       million and 0.175% of assets over $500
                                                                       million.


For the fiscal year ended June 30, 2000, the sub-advisers received the following as compensation for their services:

Capital Guardian Trust Company                    $445,293
Lazard Asset Management                           $716,892
Seneca Capital Management                         $535,084
Standish, Ayer & Wood, Inc.                       $766,319
Tattersall Advisory Group, Inc                    $350,968
Wellington Management Company, LLP                $106,991(1) (from May 1, 2000 to June 30, 2000)
John W. Bristol & Co., Inc.                       $365,046

(1) William Blair & Company, LLC served as a sub-adviser for the Growth Fund from July 1, 1999 until March 28, 2000 and was paid $610,349; Carl Domino & Associates, L.P. served as sub-adviser for the Growth Fund from July 1, 1999 until March 29, 2000 and was paid $365,921. John W. Bristol & Co., Inc. was terminated as sub-adviser to the Growth Fund on September 6, 2000.

For the fiscal year ended June 30, 2001, the sub-advisers received the following as compensation for their services:

John W. Bristol & Co., Inc.                       $71,260(1)(from July 1, 2000 to September 6, 2000)
Capital Guardian Trust Company                    $534,342
Lazard Asset Management                           $128,427(2)(from July 1, 2000 to May 14, 2001)
Sound Shore Management, Inc.                      $53,495(2)(from May 14, 2001 to June 30, 2001)
Seneca Capital Management                         $624,064
Standish, Ayer & Wood, Inc.                       $789,502
Tattersall Advisory Group, Inc                    $340,681
Wellington Management Company, LLP                $980,728

(1) John W. Bristol & Co., Inc. was terminated on September 5, 2000 as sub-adviser to the New Covenant Growth Fund.

(2) Lazard Asset Management Inc. was terminated on May 14, 2001 as sub-adviser to the New Covenant Growth Fund and Sound Shore Management, Inc. was appointed on that same date to serve as a new sub-adviser to the Growth Fund.

Continuance of the Sub-Advisory Agreements, after the first year, must be specifically approved at least annually (i) by vote of the Trustees or by vote of the shareholders of the Funds, and (ii) by vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreements or "interested persons" of any part thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreements will terminate if assigned, and are terminable at any time without penalty by the Sub-Adviser or by the Trustees of the Funds, or by a majority of the outstanding shares of the Funds, on 60 days' written notice to the Adviser and the Sub-Advisers.

The Funds have received from the SEC an exemptive order that permits the Adviser to engage and terminate Sub-Advisers without shareholder approval.

EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including, but not limited to: Trustees' expenses, audit fees, legal fees, interest expenses, brokerage commissions, registration and notification of shares for sale with the SEC and with various state securities commissions, taxes, cost of insurance, fees of the Funds' administrator, custodian, transfer agent or other service providers, costs of obtaining quotations of portfolio securities and the pricing of Fund shares.

CODE OF ETHICS

The Trust and the Adviser jointly adopted a Code or Ethics and each Sub-Adviser, separately, have adopted a Code of Ethics designed to prevent affiliated persons of the Trust, the adviser and each Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds.

                             OTHER SERVICE PROVIDERS

DISTRIBUTOR

PFPC Distributors, Inc., ("PFPC Distributors"), 3200 Horizon Drive, King of Prussia, PA 19406, serves as principal underwriter to the Trust pursuant to a Distribution Agreement, dated December 31, 2000, for the limited purpose of acting as statutory underwriter. The Agreement is for an initial one year term and is renewable annually thereafter. The Agreement is terminable without penalty on sixty days written notice, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor. The Agreement will also terminate automatically in the event of its assignment. The Funds do not pay any fees to PFPC in its capacity as distributor. PFPC Distributors may enter into agreements with affiliates of the Adviser in connection with distribution.

TRANSFER AGENT

PFPC Inc. ("PFPC") provides transfer agency and dividend disbursing agent services for the Funds. PFPC's business address is 3200 Horizon Drive, King of Prussia, PA 19406. As part of these services, PFPC will maintain records pertaining to the sale, redemption, and transfer of Fund shares and will distribute each Fund's cash dividends to shareholders.


ADMINISTRATIVE SERVICES

PFPC also serves as the Administrator for the Funds. The services include the day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports, and assistance with compliance monitoring of its activities.

For its administrative services, PFPC and its predecessor, First Data Investor Services Group, received the following fees:

                                         Fiscal Year Ended    Fiscal Year Ended
                                           June 30, 2000        June 30, 2001
                                           -------------        -------------
New Covenant Growth Fund                      $95,071             $110,000
New Covenant Income Fund                      $77,301              $79,500
New Covenant Balanced Growth Fund             $39,911              $44,600
New Covenant Balanced Income Fund             $16,786              $16,300

ACCOUNTING & CUSTODIAN SERVICES

State Street Bank & Trust Co., 1776 Heritage Drive, North Quincy, MA 02171 provides fund accounting services including the calculation of each Fund's net asset value in accordance with the provisions of the Funds' current prospectus.

State Street Bank & Trust Co. also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, State Street holds or arranges for the holding of all portfolio securities and other assets of the Funds.

For its accounting and custody services, State Street Bank & Trust Co. received the following fees:

                                         Fiscal Year Ended    Fiscal Year Ended
                                           June 30, 2000        June 30, 2001
                                           -------------        -------------
New Covenant Growth Fund                     $364,065             $400,000
New Covenant Income Fund                     $151,925             $201,000
New Covenant Balanced Growth Fund             $8,353               $9,000
New Covenant Balanced Income Fund             $9,217               $9,000

INDEPENDENT AUDITORS

The accounting firm of Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, has been designated as independent auditors for each Fund. Ernst & Young, LLP performs annual audits of each Fund and is periodically called upon to provide accounting and tax advice.

LEGAL COUNSEL

Dechert, 1775 Eye Street, N.W., Washington, DC 20006 serves as legal counsel for the Trust.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control persons (those owning more than 25% of the voting securities, which can effect the control on the voting securities of other security holders) have been marked below with an asterisk. Principal holders are those persons who own greater than 5% of a Fund's voting securities. As of September 1, 2001, the following persons owned the following percentage of each Fund's voting securities:


                                                      PERCENTAGE OF FUND'S
                           NAME AND ADDRESS            VOTING SECURITIES
                           ----------------            -----------------
Growth Fund:         New Covenant Trust Co.*                61.419%
                     200 East Twelfth Street
                     Jeffersonville, IN 47130-3854

                     New Covenant Balanced Growth           23.151%
                     200 East Twelfth Street
                     Jeffersonville, IN 47130-3854

Income Fund:         New Covenant Trust Co.*                52.161%
                     200 East Twelfth Street
                     Jeffersonville, IN 47130-3854

                     New Covenant Balanced Growth           22.112%
                     200 East Twelfth Street
                     Jeffersonville, IN 47130-3854

                     New Covenant Balanced Income           13.255%
                     200 East Twelfth Street
                     Jeffersonville, IN 47130-3854


                                    BROKERAGE

The Adviser and Sub-Advisers, in effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either,
(1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Adviser or Sub-Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser or Sub-Advisers may use research and services provided to it by brokers and dealers in servicing all its clients. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Funds by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere.

DIRECTED BROKERAGE

Pursuant to the obligation of the duty to care, the Trust has a responsibility to assure that a Fund's brokerage is used to maximize benefits to the Funds. Thus, the Funds may use directed brokerage if: (i) the allocation of the Funds' directed brokerage is consistent with best execution; (ii) it is used to maximize the benefit to the Funds; (iii) if neither the Adviser nor anyone affiliated with the Funds benefits from the directed brokerage arrangement; and
(iv) if the Funds could not obtain greater benefits through alternative uses of its brokerage; and (v) no more than 50% of a Fund's transactions would be effected through directed brokerage.

The aggregate dollar amounts of brokerage commissions paid by the Funds were as follows :


                                COMMISSIONS PAID

                             Fiscal Year Ended         Fiscal Year Ended
Fund Name                      June 30, 2000             June 30, 2001
---------                      -------------             -------------
Growth Fund                   $1,481,050.35             $1,563,159.69
Income Fund                      $36,779.42                $31,142.65
Balanced Growth Fund                     $0                        $0
Balanced Income Fund                     $0                        $0

                               GENERAL INFORMATION


SHARES OF BENEFICIAL INTEREST

The Trust Instrument authorizes the issuance of an unlimited number of shares for each of the Funds, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares of the Funds, nor are there cumulative voting rights with respect to the shares of any of the Funds. Each of a Fund's shares has equal voting rights. Each issued and outstanding share of each Fund is entitled to participate equally in dividends and distributions declared by such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

All issued and outstanding shares of each Fund will be fully paid and non-assessable and will be redeemable at net asset value per share. The interests of shareholders in the Funds will not be evidenced by a certificate or certificates representing shares of a Fund.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new series or classes. The Trustees have authorized one class of shares to be issued currently.

                  PURCHASES, REDEMPTIONS, AND PRICING OF SHARES


NET ASSET VALUE

Shares of each Fund are purchased at net asset value. The net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Each Fund's share price will be determined at the close of regular trading hours of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. Orders received by the transfer agent after 4:00 p.m. will be confirmed at the next business day's price.

VALUATION

Each Fund's securities are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. Certain securities may be valued by an independent pricing service approved by the Board of Trustees.

Equity securities which are traded in the over-the-counter market only, but which are not included in the NASDAQ National Market System, will be valued at the mean between the last preceding bid and asked prices. Valuations may also be obtained from pricing services when such prices are believed to reflect fair market value. Securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Short-term notes are valued at cost. Corporate bonds, municipal bonds, receivables and portfolio securities not currently quoted as indicated above, and other assets will be valued at fair value as determined in good faith by the Board of Trustees.

The Funds translate prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

REDEMPTIONS IN KIND

The Trust reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Trust may limit the amount of redemption proceeds paid in cash. The Trust may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. If the recipient sold such securities, a brokerage charge might be incurred.

SUSPENSION OF REDEMPTIONS

The right of redemption may be suspended or the date of payment postponed during
(a) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted, (b) any period in which an emergency exists as determined by the SEC so that disposal of the Funds' investments or determination of its net asset values is not reasonably practicable, or (c) such other periods as the SEC by order may permit to protect the Funds' shareholders.

EXCHANGE OF SHARES

An exchange is effected by redemption of shares of one Fund and the issuance of shares of another Fund, and only with delivery of the current Prospectus of the Fund being acquired. With respect to an exchange among the Funds, a capital gain or loss for Federal income tax purposes will be realized upon the exchange, depending upon the cost, other basis of the shares redeemed, and your tax status. The exchange privilege is not designed for use in connection with short-term trading or market-timing strategies. The exchange privilege may be terminated or suspended or its terms changed at any time, subject to 60 days' prior notice.

TELEPHONE INSTRUCTIONS

Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered reasonable. You assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with PFPC will be recorded.

AUTOMATIC INVESTING

You may authorize automatic investing through automatic withdrawals from your bank account on a regular basis. Minimum investments must be for at least $50.

SYSTEMATIC WITHDRAWAL PLAN

If you purchase or already own $5,000 or more of any Fund's shares, valued at the net asset value, and you wish to receive periodic payments from your account(s) you may establish a Systematic Withdrawal Plan by completing an application provided for this purpose. If you participate in this plan, you will receive monthly, quarterly or annual checks in the amount designated. The minimum withdrawal is $50. The amount of withdrawal may be changed at any time. Dividends and capital gains distributions on a Fund's shares in the Plan are automatically reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares you own. With respect to the Funds, the redemption of shares may result in a gain or loss that is reportable by your income tax return, if you are a taxable entity.

Redemptions required for payments may reduce or use up your investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Plan payments cannot be considered as yield or income on the investment.

PFPC, as agent for the shareholder, may charge for services rendered beyond those normally assumed by the Funds. No such charge is currently assessed, but such a charge may be instituted by PFPC upon notice in writing to shareholders. This Plan may be terminated at any time without penalty upon written notice by the shareholder, by the Funds, or by PFPC.

INTEGRATED VOICE RESPONSE (IVR) SYSTEM

You can obtain toll-free access to account information, as well as certain transactions, by calling (877) 835-4531. IVR provides share price, price change, account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows sales or exchanges Fund shares.

                              TAXATION OF THE FUNDS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.

This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax Advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Unless otherwise noted, references to "the Fund" apply to each of the four Funds discussed herein.

TAX STATUS OF THE FUNDS

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

FUND INVESTMENTS

MARKET DISCOUNT. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimus amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market", with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to taxable shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

You will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below your cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. You should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to you.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of the Fund, you will realize a taxable gain or loss depending upon your basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receives a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on your particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

                         CALCULATION OF PERFORMANCE DATA

Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

TOTAL RETURN

As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and analyzing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:

                                    P(1+T)(n) = ERV

where:

      P =    a hypothetical initial payment of $1,000.

      T =    average annual total return.

      n =    number of years.

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods, determined at the end of the 1, 5 or 10-year periods (or fractional portion thereof).

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED JUNE 30, 2001

Set forth below is certain past performance information for the Funds which includes the past performance for four privately-managed investment pools that were previously managed by the Presbyterian Church (U.S.A.) Foundation (the predecessor investment entity to the Fund's Adviser) through June 30, 1999, each of whose assets were transferred to their corresponding Fund on July 1, 1999 upon the establishment of the Funds. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds and were managed subject to the same "manager of managers" investment style that is utilized by the Funds. These private pools were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, the limitations of which might have adversely affected performance results. The prior performance depicted for the private pools has been restated to reflect the imposition of the total expenses of the Funds for their initial fiscal year rather than the actual expenses of the private pools. Past performance is not indicative of future results, which may be higher or lower than the performance shown below.


                                   1 Year      5 Years      10 Years
                                   ------      -------      --------
Growth Fund                        (12.33)%      8.40%       10.78%

Income Fund                         10.31%       6.55%        7.17%

Balanced Growth Fund                (3.01)%      8.15%        9.32%

Balanced Income Fund                 2.08%       7.38%        8.55%

30-DAY YIELD CALCULATIONS

The Income Fund may calculate a 30-day yield by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. The result is then annualized on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                          YIELD = 2 [(a - b + 1)(6) - 1]
                                     -------
                                       cd

   Where: a  =   dividends and interest earned during the period.

          b  =   expenses accrued for the period (net of reimbursements).

          c  =   the average daily number of shares outstanding during the
                 period that were entitled to receive dividends.

          d  =   maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the fund. Except as noted below, interest earned on any debt obligations held by a fund is calculated by computing the yield to maturity of each obligation held by that fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that fund. For purposes of this calculation, it is assumed that each month contains thirty days. The date on which the obligation reasonably may be expected to be called for, or if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

With regard to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay-downs"): (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period; and (ii) the Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.


The Income Fund's yield for the 30-day period ended June 30, 2001 was 5.48%.


COMPARING PERFORMANCE

Performance information for the Funds may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indexes of performance of various types of investments so that investors may compare a Fund's results with those of indexes widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund; and (iv) products managed by a universe of money managers with similar performance objectives. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Trust for the fiscal year ended June 30, 2001, as set forth in the Trust's annual report to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference.

                APPENDIX A -- DESCRIPTIONS OF SECURITIES RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"): "PRIME-1" and "PRIME-2" are Moody's two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:

         1.       Quality of management.
         2.       Industry strengths and risks.
         3.       Vulnerability to business cycles.
         4.       Competitive position.
         5.       Liquidity measurements.
         6.       Debt structures.
         7.       Operating trends and access to capital markets.

Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL COMPANIES, INC. ("S&P"): "A-1" and "A-2" are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:

         1.       Liquidity ratios are adequate to meet cash requirements.
         2.       Long-term senior debt is rated "A" or better.
         3. The issuer has access to at least two additional channels of borrowing.
         4.       Basic earnings and cash flow have an upward trend with
                  allowance made for unusual circumstances.
         5.       Typically, the issuer is in a strong position in a
                  well-established industry or industries.
         6.       The reliability and quality of management is unquestioned.

Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2". Additionally, within the "A-1" designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.

BOND RATINGS

S&P: An S&P bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The bond ratings are not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.      Nature of and provisions of the obligation;
III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

The bond ratings of S&P and their meanings are:

"AAA" Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

"AA" Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

"BBB" Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB" Bonds rated "BB" are regarded as less vulnerable in the near term than lower rated obligors. However, they face major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

"B" Bonds rated "B" are regarded to have a greater vulnerability to default but currently have the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will impair the obligor's capacity or willingness to meet its financial commitments.

"CCC" An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial, or economic conditions to meet its financial commitments.

"CC"     An obligor rated "CC" is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from "AA" to "CC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS The letter "P" indicates a provisional rating which assumes successful completion of a project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment-grade" ratings) are generally regarded as eligible for bank investment.

MOODY'S.:  The ratings of Moody's and their meanings are:

"Aaa" Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Bonds rated "Baa" are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

"Caa" Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Bonds rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

"Con." Bonds rated "Con." are bonds rated conditionally because the security depends on the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or
           (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                                  NEW COVENANT FUNDS

                              PART C - OTHER INFORMATION

Item 23.    EXHIBITS:

            (a) Trust Instrument filed with Registrant's initial Registration Statement on September 30, 1998 and incorporated herein by reference.

            (a)(1) Certificate of Trust filed with Registrant's initial Registration Statement on September 30, 1998 and incorporated herein by reference.

            (b) By-Laws filed with Registrant's initial Registration Statement on September 30, 1998 and incorporated herein by reference.

            (c) Instruments Defining Rights of Security Holders - not applicable.


            (d)     (i)    Amended and restated Investment Advisory Agreement
                           between Registrant and NCF Investment Department of
                           New Covenant Trust Company, N.A. filed herewith.


                    (ii) Amended and Restated Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Capital Guardian Trust Company filed herewith.

                    (iii) Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Sound Shore Management, Inc. filed herewith.

                    (iv) Amended and Restated Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Seneca Capital Management filed herewith.

                    (v) Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Standish Mellon Asset Management Company LLC filed herewith.

                    (vi) Amended and Restated Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Tattersall Advisory Group filed herewith.

                    (vii) Amended and Restated Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Wellington Management Company, LLP filed herewith.

                    (viii) Assumption Agreement between New Covenant Trust
                           Company, N.A. and NCF Investment Department of New Covenant Trust Company filed herewith.
            (e) Underwriting Contracts - Distribution Agreement between Registrant and PFPC Distributors, Inc. filed herewith.

            (f)            Bonus or Profit Sharing Contracts - Not applicable.

            (g) Custodian Agreement - Form of Custodian Agreement between Registrant and State Street Bank and Trust Company filed with Pre-Effective Amendment No. 2 to Registration Statement No. 333-64981 on June 30, 1999 and incorporated herein by reference.

            (h)     (i)    Form of Services Agreement between Registrant and
                           First Data Investor Services Group filed with
                           Pre-Effective Amendment No. 2 to Registration
                           Statement No. 333-64981 on June 30, 1999 and incorporated herein by reference.

            (i)            Legal Opinion filed with Pre-Effective Amendment No.
                           2 to Registration Statement No. 333-64981 on June 30, 1999 and incorporated herein by reference.

            (j)            Consent of Independent Accountants filed herewith.

            (k)            Omitted Financial Statements - not applicable.

            (l) Initial Capital Agreements filed with Pre-Effective Amendment No. 2 to Registration Statement No. 333-64981 on June 30, 1999 and incorporated herein by reference.

            (m)            Rule 12b-1 Plan - not applicable.

            (n)            Financial Data Schedule - not applicable.

            (o)            Rule 18f-3 Plan. - not applicable.

            (p)     (i)    Powers of Attorney for Michael F. Ryan, Gail S.
                           Duree, Rev. Donald B. Register, Cynthia S. Gooch and
                           Frank K. Bateman, Jr. filed with PEA No. 1 to
                           Registration Statement No. 333-64981 on October 27,
                           2000 and incorporated herein by reference.
                    (ii)   Code of Ethics for NCF Investment Department of New
                           Covenant Trust Company, N.A. and New Covenant Funds filed herewith.
                    (iii)  Code of Ethics for Capital Guardian Trust Company
                           filed with Post-Effective Amendment No. 1 to the Trust's Registration Statement on October 27, 2000 and incorporated herein by reference.
                    (iv)   Code of Ethics for Sound Shore Management Inc. filed
                           herewith.
                    (v)    Code of Ethics for Seneca Capital Management filed
                           with Post-Effective Amendment No. 1 to the Trust's
                           Registration Statement on October 27, 2000 and incorporated herein by reference.
                    (vi)   Code of Ethics for Standish Mellon Asset Management
                           Company LLC to be filed by amendment.
                    (vii)  Code of Ethics for Tattersall Advisory Group, Inc.
                           filed with Post-Effective Amendment No. 1 to the Trust's Registration Statement on October 27, 2000 and incorporated herein by reference.
                    (viii) Code of Ethics for Wellington Management Company, LLP filed with Post-Effective Amendment No. 1 to the Trust's Registration Statement on October 27, 2000 and incorporated herein by reference.

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

            None.

Item 25.    INDEMNIFICATION.

            Reference is made to Article IX of the Registrant's Trust Instrument filed with Pre-Effective Amendment No. 2 to Registration Statement No. 333-64981 on June 30, 1999 and incorporated herein by reference.

            The Trust Instrument limits the liabilities of a Trustee to that of gross negligence and in the event a Trustee is sued for his or her activities concerning the Trust, the Trust will indemnify that Trustee to the fullest extent permitted by law, except if a Trustee engages in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            The Registrant has purchased Errors and Omissions insurance with Directors and Officers liability coverage.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

            NCF Investment Department of New Covenant Trust Company, N.A. (the "Adviser"), is the investment adviser for the Registrant. The Adviser is a separate division of New Covenant Trust Company, N.A. which is a federally chartered national trust bank. For information as to any other business, vocation or employment of a substantial nature during the last two fiscal years in which each director, officer or partner of the Adviser has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the Adviser Form ADV (File #801-60189) filed pursuant to the Investment Advisers Act of 1940.

            Sound Shore Management, Inc. is a Sub-Adviser for the Growth Fund. For information as to any other business, vocation, or employment of a substantial nature during the last two fiscal years in which each director, officer or partner of Sound Shore has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to Sound Shore's Form ADV (File #801-13549) filed pursuant to the Investment Advisers Act of 1940.

            Seneca Capital Management is a Sub-Adviser for the Growth Fund. For information as to any other business, vocation, or employment of a substantial nature during the last two fiscal years in which each director, officer or partner of Seneca has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to Seneca's Form ADV (File #801-51559) filed pursuant to the Investment Advisers Act of 1940.

            Tattersall Advisory Group is a Sub-Adviser for the Income Fund. For information as to any other business, vocation, or employment of a substantial nature during the last two fiscal years in which each director, officer or partner of Tattersall has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to Tattersall's Form ADV (File #801-56667) filed pursuant to the Investment Advisers Act of 1940.

            Standish Mellon Asset Management Company LLC ("Standish Mellon"), Sub-Adviser for the Income Fund, formerly Standish, Ayer & Wood, Inc. ("SAW"), is a subsidiary of Mellon Financial Corporation . Standish Mellon is relying on SAW's registration as an investment adviser while Standish Mellon's registration statement is pending with the SEC. For information as to any other business, vocation, or employment of a substantial nature during the last two fiscal years in which each director, officer or partner of SAW has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to SAW's Form ADV (File #801-584) filed pursuant to the Investment Advisers Act of 1940.

            Wellington Management Company is a Sub-Adviser for the Growth Fund. For information as to any other business, vocation, or employment of a substantial nature during the last two fiscal years in which each director, officer or partner of Wellington has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to Wellington's Form ADV (File #801-15908) filed pursuant to the Investment Advisers Act of 1940.


            Capital Guardian Trust Company is a Sub-Adviser for the Growth Fund. For information as to any other business, vocation, or employment of a substantial nature during the last two fiscal years in which each director, officer or partner of Capital Guardian has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to Capital Guardian's Form ADV (File #801-60145) filed pursuant to the Investment Advisers Act of 1940.



Item 27.    PRINCIPAL UNDERWRITER

            (a) PFPC Distributors, Inc., (the "Distributor") acts as principal underwriter for the following investment companies:

                           AFBA 5 Star Funds, Inc.
                           Alleghany Funds
                           Columbia Common Stock Fund, Inc.
                           Columbia Growth Fund, Inc.
                           Columbia International Stock Fund, Inc.
                           Columbia Special Fund, Inc.
                           Columbia Small Cap Fund, Inc.
                           Columbia Real Estate Equity Fund, Inc.
                           Columbia Balanced Fund, Inc.
                           Columbia Daily Income Company
                           Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.
                           Columbia High Yield Fund, Inc.
                           Columbia National Municipal Bond Fund, Inc.
                           Columbia Strategic Value Fund, Inc.
                           Columbia Technology Fund, Inc.
                           Deutsche Asset Management VIT Funds
                           Forward Funds, Inc
                           The Galaxy Fund
                           The Galaxy VIP Fund
                           Galaxy Fund II
                           GAMNA Series Funds, Inc.
                           Harris Insight Funds Trust
                           Hillview Investment Trust II

                           International Dollar Reserve Fund I, Ltd.
                           Kalmar Pooled Investment Trust
                           LKCM Funds
                           Matthews International Funds
                           McM Funds
                           Metropolitan West Funds
                           Pictet Funds
                           The RBB Fund, Inc.
                           RS Investment Trust
                           RWB/WPG U.S. Large Stock Fund
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend REIT Shares, Inc.
                           The Stratton Funds, Inc.
                           Tomorrow Funds Retirement Trust
                           Trainer Wortham Funds
                           Undiscovered Managers Funds
                           Weiss, Peck & Greer Funds Trust
                           Weiss, Peck & Greer International Fund
                           Whitehall Funds Trust
                           Wilshire Target Funds, Inc.
                           WPG Growth and Income Fund
                           WPG Tudor Fund
                           WT Investment Trust I

                    Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           BlackRock Provident Institutional Funds
                           BlackRock Funds, Inc.

                    Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           Northern Funds Trust
                           Northern Institutional Funds Trust

                    Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           The Offit Investment Fund, Inc
                           The Offit Variable Insurance Fund, Inc.

                    Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           ABN AMRO Funds

                    PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

            (b) Set forth below is certain information pertaining to the directors and officers of PFPC Distributors, Inc., the Registrant's principal underwriter:

            NAME AND PRINCIPAL                                         POSITION WITH
            BUSINESS ADDRESS             POSITION WITH UNDERWRITER      REGISTRANT
            ----------------             -------------------------      ----------

            Michael Denofrio          Chairman, Chief Executive            None
                                      Officer and President
            Bruno DiStefano           Vice President                       None
            Susan K. Moscaritolo      Vice President                       None
            Elizabeth T.
            Holtsbery                 Vice President                       None
            Lisa Colon                Vice President                       None
            Rita G. Adler             Chief Compliance Officer             None
            Christine A. Ritch        Chief Legal Officer, Secretary       None
                                        and Clerk
            Christopher S. Conner     Assistant Secretary and              None
                                      Assistant Clerk
            Bradley A. Stearns        Assistant Secretary and              None
                                      Assistant Clerk
            John L. Wilson            Assistant Secretary and              None
                                      Assistant Clerk
            Douglas D. Castagna       Controller and Assistant             None
                                      Treasurer
            Craig D. Stokarski        Treasurer                            None

            (c)     Not Applicable.

Item 28.    LOCATION OF ACCOUNTS AND RECORDS.

            All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Registrant's investment adviser, NCF Investment Department of New Covenant Trust Company, N.A., except for those maintained by the Registrant's Custodian, State Street Bank & Trust Co., 1776 Heritage Drive, North Quincy, MA 02171, the Registrant's Administrator, Transfer Agent and Accounting Agent, PFPC Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

Item 29.    MANAGEMENT SERVICES.

            Not Applicable.

Item 30.    UNDERTAKINGS.  None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the city of Jeffersonville and the state of Indiana on this 3rd day of October, 2001.


                                        NEW COVENANT FUNDS
                                        (Registrant)

                                        By:  */s/ F. Kenneth Bateman, Jr.
                                             ----------------------------------
                                             F. Kenneth Bateman, Jr., President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                               TITLE                                                DATE
---------                                               -----                                                ----

*/s/ F. Kenneth Bateman, Jr.                            Trustee, President and                               October 3,  2001
----------------------------                            Principal Executive Officer
 F. Kenneth Bateman, Jr.


*/s/ Gail S. Duree                                      Trustee                                              October 3,  2001
----------------------------
Gail S. Duree

*/s/ Cynthia S. Gooch                                   Trustee                                              October 3,  2001
----------------------------
Cynthia S. Gooch

*/s/ Rev. Donald B. Register                            Trustee                                              October 3,  2001
----------------------------
 Rev. Donald B. Register

*/s/ Michael F. Ryan                                    Trustee                                              October 3,  2001
----------------------------
Michael F. Ryan

/s/ Andrew McNally                                      Principal Financial and                              October 3,  2001
----------------------------                            Accounting Officer
Andrew McNally

*By:     /s/ Mary Jane Maloney
------------------------------
         Mary Jane Maloney
         Attorney in Fact

                               NEW COVENANT FUNDS
                                  EXHIBIT INDEX

ITEM NO.       DESCRIPTION
--------       -----------

23(d)(i)       Amended and Restated Investment Advisory Agreement between Registrant and NCF Investment Department of New Covenant
               Trust Company, N.A.

23(d)(ii)      Amended and Restated Sub-Advisory Agreement between Capital Guardian Trust Company and NCF Investment Department of
               New Covenant Trust Company, N.A.

23(d)(iii)     Sub-Advisory Agreement between Sound Shore Management, Inc. and NCF Investment Department of New Covenant Trust
               Company, N.A.

23(d)(iv)      Amended and Restated Sub-Advisory Agreement between Seneca Capital Management and NCF Investment Department of New
               Covenant Trust Company, N.A.

23(d)(v)       Sub-Advisory Agreement between Standish Mellon Asset Management Company LLC and NCF Investment Department of New
               Covenant Trust Company, N.A.

23(d)(vi)      Amended and Restated Sub-Advisory Agreement between Tattersall Advisory Group and NCF Investment Department of New
               Covenant Trust Company, N.A.

23(d)(vii)     Amended and Restated Sub-Advisory Agreement between Wellington Management Company, LLC and NCF Investment Department
               of New Covenant Trust Company, N.A.

23(d)(viii)    Assumption Agreement dated May 14, 2001 between New Covenant Trust Company, N.A. and NCF Investment Department of New
               Covenant Trust Company.

23(e)          Distribution Agreement between Registrant and PFPC Distributors, Inc.

23(j)          Consent of Independent Accountants.

23(p)(ii)      Code of Ethics for New Covenant Funds and NCF Investment Department of New Covenant Trust Company, N.A.

23(p)(iv)      Code of Ethics for Sound Shore Management Inc.